WEALTH BUILDING OPPORTUNITY

ONE Fund(SM)

Annual Report

JUNE 30, 2000

President's
Message

                                         [John J. Palmer Photo]

Dear Investor:

In the first six months of 2000, investors have seen strong economic growth coupled with sharp corrections in the market. Higher energy costs, three interest rate hikes and the roller coaster performance of the stock market have consumers' short-term confidence wavering and wondering "what could be next?"

Despite investors recent tribulations, most ONE Fund portfolios have performed well over the last six months. While they have been affected by the market turmoil, both in the United States and abroad, our managers' performance has generally been in line or better than their benchmarks or peers.

Here are a few highlights of ONE Fund activity.

- In the last 12 months, our portfolio managers have repositioned the Small Cap, Income & Growth and Growth Portfolios to give more emphasis on faster-growing companies, many in the technology sector. These maneuvers and the attractive growth rates in the technology sector have improved the performance for these funds.

- In a year and a half, Federated Global Investment Management has helped us to realize healthy gains on the International Portfolio. The one-year performance ending June 30, 2000, for the ONE Fund International Portfolio was 67.47 percent, which outperformed the return of the Morgan Stanley Capital International Europe, Australia & Far East Index of 17.16 percent.

- The ONE Fund Core Growth, Growth and Income & Growth Portfolios ranked in the top 10 percent of their Lipper Fund categories for one-year and year-to-date.

- The International Portfolio ranked in the top 10 percent of its Lipper category for one-year and top 1/3 for year-to date.

- The ONE Fund Core Growth Portfolio returned 102.02 percent for the 12 months ended June 30, 2000. This compares with the Russell Mid Cap Growth Index return of 48.6 percent over the same period.

In the following pages, we're pleased to present you with a complete update of ONE Fund's performance and investment activity for the year ending June 30, 2000.

Back to the Basics
All of the recent market activity brings us back to the fundamentals of investing. Rather than guessing where the market will take us, we've found three steps that have held up against the test of time:

1. Stay diversified.

2. Have a long-term investment philosophy.

3. Maintain a regular investment plan.

Staying diversified is a concept that many people have put by the wayside in recent years. Recent drops in stocks like Proctor & Gamble and Amazon.com hammer home the point that placing your retirement money in just one or two investments may be a hazardous approach.

The ONE Fund can help you stay diversified. By investing in different portfolios within the ONE Fund you can achieve a balanced portfolio with little time, effort and expense on your part.

In recent years, with the rise of dotcom millionaires, day traders and vast increases in daily trading volume many investors have just paid lip service to the concept of long-term investing. The year 2000 is leading investors to rethink the value of this tried and true concept.

Investment decisions should not be made on the basis of one-day or one-week returns. Instead, a long-term allocation strategy based upon your risk tolerance and long-term goals should allow you to weather market volatility. ONE Fund's wide array of portfolios allow you to invest in multiple portfolios across a range of investment styles.

As always, we suggest the maintenance of a regular investment plan. Stopping investment flow when the market is down only ensures that your money will not be in play when the market rises. Investing in ONE Fund portfolios through an automatic monthly withdrawal from your checking account maintains your investment plan regardless of market volatility.

What the market will do in the future is an unfolding story of our portfolio managers, the Wall Street gurus and even Alan Greenspan. So, our portfolio managers continue to focus on the long-term performance of companies and look for outstanding opportunities on a company-by-company basis. Through thorough research, discipline and focus we are vigilantly monitoring our existing holdings and new opportunities to ensure that we continue to meet your expectations.

As always, your registered representative is available to provide you additional information on ONE Fund investment opportunities.

Thank you again for the confidence you have placed in the ONE Fund as you pursue your wealth-building efforts. Be assured that we will make every effort to continue to merit that confidence.

Best regards,

/s/ JOHN J. PALMER
John J. Palmer

P.S.  Be sure to check out our redesigned web site -- www.ohionational.com. You are sure to find a host of other financial services.

--------------------------------------------------------------------------------

Directors & Officers of ONE Fund, Inc.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
James E. Bushman, Director
Ross Love, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Michael A. Boedeker, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Treasurer
Marcus L. Collins, Assistant Secretary
Yvonne L. Gross, Compliance Director and Assistant Treasurer

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus of ONE Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC), One Financial Way, Cincinnati, Ohio 45242, telephone 513.794.6100. 8/00

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2000

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           AUTOMOTIVE & RELATED (14.7%)
$419,000   American Honda Finance 6.570%
            08/30/00............................  $   414,412
 574,000   Ford Motor Credit 6.530% 07/26/00....      571,397
 486,000   General Motors Acceptance Corp.
            6.470% 07/03/00.....................      485,825
 730,000   TRW Inc. 6.800% 08/04/00.............      725,312
                                                  -----------
                                                    2,196,946
                                                  -----------
           CHEMICALS (10.7%)
 502,000   Dupont El Nemou 6.520% 07/07/00......      501,455
 484,000   Great Lakes Chemical 6.550%
            08/07/00............................      480,742
 619,000   Sherwin-Williams 6.520% 07/27/00.....      616,085
                                                  -----------
                                                    1,598,282
                                                  -----------
           COMMUNICATIONS (7.2%)
 604,000   AT&T Corp 6.560% 07/10/00............      603,009
 479,000   Knight-Ridder 6.520% 07/21/00........      477,265
                                                  -----------
                                                    1,080,274
                                                  -----------
           COMPUTER & RELATED (3.3%)
 487,000   IBM Credit Corp. 6.510% 07/05/00.....      486,648
                                                  -----------
           CONSUMER PRODUCTS (2.5%)
 368,000   Procter & Gamble 6.500% 07/18/00.....      366,870
                                                  -----------
           ENTERTAINMENT (3.1%)
 461,000   Walt Disney 6.370% 07/20/00..........      459,450
                                                  -----------
           ELECTRICAL (3.0%)
 450,000   Edison International 6.650%
            08/16/00............................      446,176
                                                  -----------
           FINANCIAL SERVICES (29.3%)
 597,000   Allmerica Financial 6.620%
            08/15/00............................      592,060
 385,000   American Express Credit 6.540%
            07/31/00............................      382,902
 384,000   American General Finance Corp. 6.580%
            07/13/00............................      383,158
 430,000   Associates Corp. 6.540% 07/28/00.....      427,891
 318,000   Associates Corp. 6.560% 07/28/00.....      316,435
 466,000   CIT Group 6.560% 07/25/00............      463,962

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES, CONTINUED
$402,000   G.E. Capital 6.510% 07/06/00.........  $   401,636
 497,000   Household Finance Corp. 6.520%
            07/19/00............................      495,380
 500,000   Merrill Lynch 6.600% 08/10/00........      496,333
 412,000   USAA Capital Corp. 6.230% 07/12/00...      411,216
                                                  -----------
                                                    4,370,973
                                                  -----------
           FOOD & RELATED (3.3%)
 489,000   Heinz Co. 6.520% 08/01/00............      486,254
                                                  -----------
           INSURANCE SERVICES (3.5%)
 523,000   Prudential Funding 6.570% 07/24/00...      520,805
                                                  -----------
           MACHINERY (2.8%)
 427,000   John Deere Capital 6.530% 07/17/00...      425,761
                                                  -----------
           MANUFACTURING (2.6%)
 399,000   Textron 6.540% 08/14/00..............      395,811
                                                  -----------
           MEDIA & PUBLISHING (3.2%)
 483,000   Tribune Co. 6.530% 08/08/2000........      479,671
                                                  -----------
           OIL, ENERGY & NATURAL GAS (7.0%)
 564,000   Consolidated Natural Gas 6.650%
            08/09/00............................      559,937
 489,000   Dixie Pipeline 6.620% 07/14/00.......      487,831
                                                  -----------
                                                    1,047,768
                                                  -----------
           RETAIL (4.1%)
 614,000   Walmart Stores 6.510% 07/11/00.......      612,889
                                                  -----------
           TOTAL SHORT-TERM NOTES (100.3%)
            (COST $14,974,578)..................  $14,974,578
                                                  -----------
           TOTAL HOLDINGS (100.3%)
            (COST $14,974,578)(a)...............  $14,974,578
                                                  -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-0.3%).................      (40,057)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $14,934,521
                                                  ===========

---------------

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2000

Assets:
  Investments in securities at amortized
    cost (note 1)...........................  $14,974,578
  Cash in bank..............................          792
  Receivable for fund shares sold...........       23,047
  Other.....................................        2,843
                                              -----------
    Total assets............................   15,001,260
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........        5,638
  Payable for investment management services
    (note 3)................................        1,783
  Accrued 12b-1 fees (note 6)...............        4,823
  Other accrued expenses....................       28,243
  Dividends payable.........................       26,252
                                              -----------
    Total liabilities.......................       66,739
                                              -----------
Net assets..................................  $14,934,521
                                              ===========
Net assets consist of:
  Par value, $.001 per share................  $    14,935
  Paid-in capital in excess of par value....   14,919,586
                                              -----------
Net assets..................................  $14,934,521
                                              ===========
Shares outstanding..........................   14,934,852
Net asset value per share...................  $      1.00
                                              ===========
Maximum offering price per share............  $      1.00
                                              ===========

 STATEMENT OF OPERATIONS

                                                For the Year Ended June 30, 2000

Investment income:
  Interest.....................................  $948,012
                                                 --------
Expenses:
  Management fees (note 3).....................    48,748
  12b-1 fees (note 6)..........................    24,374
  Custodian fees (note 3)......................     5,054
  Directors' fees (note 3).....................     3,507
  Professional fees............................    12,173
  Transfer agent and accounting fees...........    58,429
  Filing fees..................................    17,817
  Printing, proxy and postage fees.............     6,154
  Other........................................     1,514
                                                 --------
    Total expenses.............................   177,770
    Less expenses voluntarily reduced or
      reimbursed (note 3)......................   (24,374)
                                                 --------
    Net expenses...............................   153,396
                                                 --------
    Net investment income......................   794,616
                                                 --------
    Net increase in net assets from
      operations...............................  $794,616
                                                 ========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEARS ENDED JUNE 30,
                                                              ----------------------------
                                                                  2000           1999
                                                              ------------   -------------
From operations:
  Net investment income.....................................  $    794,616   $    730,870
                                                              ------------   ------------
      Net increase in assets from operations................       794,616        730,870
                                                              ------------   ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (794,902)      (730,870)
                                                              ------------   ------------
From capital share transactions (note 4):
  Received from shares sold.................................    15,978,751     21,575,304
  Received from dividends reinvested........................       522,996        485,752
  Paid for shares redeemed..................................   (18,332,581)   (21,656,382)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (1,830,834)       404,674
                                                              ------------   ------------
         Increase (decrease) in net assets..................    (1,831,120)       404,674
Net Assets:
  Beginning of period.......................................    16,765,641     16,360,967
                                                              ------------   ------------
  End of period.............................................  $ 14,934,521   $ 16,765,641
                                                              ============   ============

 FINANCIAL HIGHLIGHTS

                                                                             YEARS ENDED JUNE 30,
                                                              --------------------------------------------------
                                                               2000       1999       1998       1997       1996
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
Income from investment operations:
  Net investment income.....................................    0.05       0.04       0.05       0.05       0.05
Less distributions:
  Dividends from net investment income......................   (0.05)     (0.04)     (0.05)     (0.05)     (0.05)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                              ======     ======     ======     ======     ======
Total return................................................    4.98%      4.44%      4.87%      4.77%      5.18%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................    0.94%      0.88%      0.88%      0.80%      0.57%
  Net investment income.....................................    4.83%      4.36%      4.81%      4.71%      5.14%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    1.08%      1.03%      1.03%      1.04%      0.87%
Net assets at end of period (millions)......................  $ 14.9     $ 16.8     $ 16.4     $ 14.4     $ 15.8

---------------

(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Money Market portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 OBJECTIVE

To provide high current income. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment-grade fixed-income securities and the equivalent. The remainder may be invested in below investment-grade corporate bonds.
 PERFORMANCE AS OF JUNE 30, 2000

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                     1.75%          (1.29)%
Three-year                   4.27%           3.22%
Five-year                    5.12%           4.49%
Since inception
  (8/18/92)                  5.38%           4.97%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.
 COMMENTS

The income portfolio trailed the Lehman Brothers Government Corporate Index 1.75% to 4.16% for the twelve months ended June 30, 2000. The first 6 months results were quite weak but in the second half, fixed income markets are beginning to show improvement. Our return of 2.03% in the second half of the year compares favorably with the average bond fund return results from Lipper of 2.00%. Bonds rated in the "Baa" category which comprises most of our portfolio have begun to outperform various other bond categories after more than a year of underperformance.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            INCOME PORTFOLIO (WITH MAX. SALES
                                                              CHARGE)|(COMMENCED OPERATIONS     LEHMAN BROS. GOVT./CORPORATE BOND
                                                                    AUGUST 18, 1992)                  INDEX - INTERMEDIATE
                                                            ---------------------------------   ---------------------------------
'92                                                                         9700                               10000
                                                                          9757.2                               10100
'93                                                                      10826.6                             10721.2
                                                                         11050.7                             10980.6
'94                                                                      10408.7                             10690.7
                                                                         10449.3                             10766.6
'95                                                                      11620.6                             11799.1
                                                                         12201.7                             12413.9
'96                                                                      12150.4                             12387.8
                                                                         12771.3                             12916.8
'97                                                                      13158.3                             13282.3
                                                                         13809.6                             13933.1
'98                                                                      14281.9                               14411
                                                                         14738.9                             15101.3
'99                                                                      14659.3                             15013.7
                                                                         14619.8                             15159.4
'00                                                                      14915.1                               15646

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 BONDS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  U.S. Treasury Note 6.375%
     08/15/02                               15.4
 2.  Delta Airlines 7.70% 12/15/05           5.0
 3.  Texas Utilities Electric Co.
     7.48% 01/01/17                          5.0
 4.  ITT Destinations Inc. 6.75%
     11/15/05                                4.7
 5.  Watson Pharmaceuticals, Inc.
     7.125% 05/15/08                         4.6
 6.  Mirage Resorts Inc. 6.75%
     02/01/08                                4.6
 7.  El Paso Electric Co. 8.90%
     02/01/06                                4.4
 8.  IBM Corp. 7.25% 11/01/02                4.3
 9.  ITT Rayonier Inc. 7.50%
     10/15/02                                4.3
10.  IBP Inc. 7.95% 02/01/10                 4.3

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Utilities                              17.3
 2.  Government                             15.5
 3.  Hotel/Lodging                          12.2
 4.  Transportation & Equipment             11.8
 5.  Chemicals                               8.4

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2000

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           GOVERNMENT (15.5%)
$900,000   U.S. Treasury Note 6.375% 08/15/02....  $  898,875
                                                   ----------
           CHEMICALS (8.4%)
 250,000   Lyondell Chemicals Inc. (144A) 9.625%
            05/01/07.............................     246,875
 300,000   Mississippi Chemical Corp. 7.250%
            11/15/07.............................     241,498
                                                   ----------
                                                      488,373
                                                   ----------
           COMMUNICATIONS (1.8%)
 100,000   Comcast Cable Communications 8.375%
            05/01/07.............................     102,063
                                                   ----------
           COMPUTER & RELATED (4.3%)
 250,000   IBM Corp. 7.250% 11/01/02.............     250,326
                                                   ----------
           DRUGS (4.6%)
 300,000   Watson Pharmaceuticals Inc. 7.125%
            05/15/08.............................     268,286
                                                   ----------
           FOOD & RELATED (4.3%)
 250,000   IBP Inc. 7.950% 02/01/10..............     249,827
                                                   ----------
           FORESTRY & PAPER PRODUCTS (4.3%)
 250,000   ITT Rayonier Inc. 7.500% 10/15/02.....     250,092
                                                   ----------
           HOTEL/LODGING (12.2%)
 200,000   Hilton Hotels Corp. 7.200% 12/15/09...     175,461
 300,000   ITT Destinations Inc. 6.750%
            11/15/05.............................     271,653
 300,000   Mirage Resorts Inc. 6.750% 02/01/08...     265,193
                                                   ----------
                                                      712,307
                                                   ----------
           MEDICAL & RELATED (3.7%)
 250,000   Bergen Brunswig Corp. 7.375%
            01/15/03.............................     216,356
                                                   ----------
           OIL, ENERGY & NATURAL GAS (4.9%)
 200,000   PDV America, Inc. 7.875% 08/01/03.....     189,292
 100,000   Seagull Energy 7.875% 08/01/03........      98,120
                                                   ----------
                                                      287,412
                                                   ----------
           REAL ESTATE (3.4%)
 200,000   Avalon Properties Inc. 7.375%
            09/15/02.............................     197,467
                                                   ----------
           TRANSPORTATION & EQUIPMENT (11.8%)
 200,000   ABC Rail Product Corp. 8.750%
            12/01/04.............................     149,000
 300,000   Delta Airlines 7.700% 12/15/05........     289,347
 250,000   Illinois Central Gulf Railroad 6.750%
            05/15/03.............................     247,939
                                                   ----------
                                                      686,286
                                                   ----------

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           UTILITIES (14.4%)
$250,000   El Paso Electric Co. 8.900%
            02/01/06.............................  $  258,131
 200,000   Niagara Mohawk Power Corp. 7.750%
            10/01/08.............................     195,264
  98,975   Puget Power 6.450% 04/11/05...........      96,745
 300,000   Texas Utilities Electric 7.480%
            01/01/17.............................     289,041
                                                   ----------
                                                      839,181
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (93.6%)
            (COST $5,727,519)....................  $5,446,851
                                                   ----------

                                                    MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           UTILITIES (2.9%)
   7,000   CL & P Capital 9.3% Ser. A...........  $   171,938
                                                  -----------
           TOTAL PREFERRED STOCK (2.9%)
            (COST $175,000).....................  $   171,938
                                                  -----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (2.5%)
$148,000   American Express Credit 6.880%
            07/03/00.............................  $  147,943
                                                   ----------
           TOTAL SHORT-TERM NOTES (2.5%)
            (COST $147,943)......................  $  147,943
                                                   ----------
           TOTAL HOLDINGS (99.0%)
            (COST $6,050,463)(a).................  $5,766,732
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (1.0%)...............................      55,743
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $5,822,475
                                                   ==========

---------------

(a) Also represents cost for Federal income tax purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the market value of these securities amounted to $246,875 or 4.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2000

Assets:
  Investments in securities at market value
    (note 1) (Cost $6,050,463)...............  $5,766,732
  Cash in bank...............................         167
  Receivable for fund shares sold............       9,696
  Dividends & accrued interest receivable....     115,114
  Other......................................       3,233
                                               ----------
    Total assets.............................   5,894,942
                                               ----------
Liabilities:
  Payable for shares redeemed................      18,570
  Payable for investment management services
    (note 3).................................       1,682
  Accrued 12b-1 fees (note 6)................       2,968
  Other accrued expenses.....................      23,708
  Dividends payable..........................      25,539
                                               ----------
    Total liabilities........................      72,467
                                               ----------
Net assets at market value...................  $5,822,475
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      628
  Paid-in capital in excess of par value.....   6,128,895
  Accumulated undistributed net realized loss
    on investments...........................     (23,317)
  Net unrealized depreciation on
    investments..............................    (283,731)
                                               ----------
Net assets at market value...................  $5,822,475
                                               ==========
Shares outstanding...........................     627,613
Net asset value per share....................  $     9.28
                                               ==========
Maximum offering price per share
  ($9.28/97%)................................  $     9.57
                                               ==========

 STATEMENT OF OPERATIONS

                                                For the Year Ended June 30, 2000

Investment income:
  Interest....................................  $ 470,587
                                                ---------
Expenses:
  Management fees (note 3)....................     31,275
  12b-1 fees (note 6).........................     15,620
  Custodian fees (note 3).....................      5,000
  Directors' fees (note 3)....................      1,482
  Professional fees...........................      5,317
  Transfer agent & accounting fees............     34,449
  Filing fees.................................      7,514
  Printing, proxy and postage fees............      2,823
  Other.......................................        308
                                                ---------
    Total expenses............................    103,788
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................     (9,408)
                                                ---------
    Net expenses..............................     94,380
                                                ---------
    Net investment income.....................    376,207
                                                ---------
Realized and unrealized gain (loss) on
  investments:
Net realized gain from investments............     12,371
  Net increase in unrealized depreciation on
    investments...............................   (284,124)
                                                ---------
      Net loss on investments.................   (271,753)
                                                ---------
      Net increase in net assets from
         operations...........................  $ 104,454
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEARS ENDED JUNE 30,
                                                              -----------------------------
                                                                  2000            1999
                                                              -------------   -------------
From operations:
  Net investment income.....................................   $   376,207     $   377,694
  Realized gain on investments..............................        12,371          19,787
  Unrealized loss on investments............................      (284,124)       (223,951)
                                                               -----------     -----------
      Net increase in assets from operations................       104,454         173,530
                                                               -----------     -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (376,207)       (377,694)
                                                               -----------     -----------
From capital share transactions (note 4):
  Received from shares sold.................................        15,345         327,145
  Received from merger (note 7).............................     6,231,363               0
  Received from dividends reinvested........................        65,063          66,015
  Paid for shares redeemed..................................    (6,581,977)       (748,947)
                                                               -----------     -----------
      Decrease in net assets derived from capital share
       transactions.........................................      (270,206)       (355,787)
                                                               -----------     -----------
         Decrease in net assets.............................      (541,959)       (559,951)
Net Assets:
  Beginning of period.......................................     6,364,434       6,924,385
                                                               -----------     -----------
  End of period.............................................   $ 5,822,475     $ 6,364,434
                                                               ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                             YEARS ENDED JUNE 30,
                                                              --------------------------------------------------
                                                               2000       1999       1998       1997       1996
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $ 9.69     $ 9.99     $ 9.75     $ 9.59     $ 9.78
Income from investment operations:
  Net investment income.....................................    0.57       0.57       0.59       0.61       0.63
  Net realized & unrealized gain (loss) on investments......   (0.41)     (0.30)      0.24       0.16      (0.19)
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........    0.16       0.27       0.83       0.77       0.44
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.57)     (0.57)     (0.59)     (0.61)     (0.63)
  Distributions from net realized capital gains.............    0.00       0.00       0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
    Total distributions.....................................   (0.57)     (0.57)     (0.59)     (0.61)     (0.63)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $ 9.28     $ 9.69     $ 9.99     $ 9.75     $ 9.59
                                                              ======     ======     ======     ======     ======
Total return................................................    1.75%      2.65%      8.56%      8.26%      4.61%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................    1.51%      1.40%      1.39%      1.21%      0.97%
  Net investment income.....................................    6.01%      5.70%      5.91%      6.29%      6.50%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    1.66%      1.55%      1.54%      1.51%      1.22%
Portfolio turnover rate.....................................      10%         4%        40%        10%         9%
Net assets at end of period (millions)......................  $  5.8     $  6.4     $  6.9     $  6.6     $  7.0

---------------
(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Income portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 OBJECTIVE

To provide moderate income with the potential for increasing income over time. Growth of capital is also a primary objective. At least 90% of the assets of this portfolio will be invested in income-producing securities. Normally, at least 50% of the assets will be invested in dividend-paying stock.
 PERFORMANCE AS OF JUNE 30, 2000

AVERAGE ANNUAL TOTAL RETURNS:

                            Without       With max.
                          sales charge   sales charge
One-year                     12.58%          6.76%
Three-year                   10.60%          8.66%
Five-year                    14.02%         12.43%
Since inception
  (8/18/92)                  12.72%         11.97%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.
 COMMENTS

The Income & Growth Portfolio has gone through a major transformation over the last twelve months and this has drastically improved results for shareowners. New management was brought in to improve performance at this time last year and the new strategy is paying off. Through the first six months in 2000, the fund is up 7.72% vs. -0.42% for the S&P 500. Over the last twelve months, the fund is up 12.58% vs. 7.25% for the S&P 500. As stated in last year's comments, the fund has been re-positioned to reflect the higher valuations that the market has placed on faster-growing companies. Much larger weightings have been given to the technology sector and this has improved the fund's performance. In addition, the fund is more focused on capital growth while observing its income requirement. Fixed Income positions have been consolidated where possible and replaced with securities which are deemed to have higher total return potential.

Telecommunications Equipment and Electronics/Semiconductors have taken a larger role in the fund's investments and will continue to do so in the future. Current management believes strongly in the outlook for these industries as well as the Computer & Related Industry. These areas will continue to be over-weighted to benefit from the spending that businesses are doing to increase their information infrastructure needs.

We have under-weighted the Basic Materials and Financial Sectors. Despite the income stream that financials provide, they have been pruned down because of the current interest rate environment. We will continue to monitor them and others as well to capture any potential. Much of the opportunity that is available will be dependent on the monetary policy of the Federal Reserve and we will be positioned accordingly.

We will continue to be fully invested while keeping a minimal amount of cash available for opportunities that present themselves. We thank you for your continued support and look to report further success in the future.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                              INCOME & GROWTH PORTFOLIO (WITH
                                                               MAX. SALES CHARGE)|(COMMENCED     RUSSELL 3000 LB GOV/CORP. INTER.
                                                                OPERATIONS AUGUST 18, 1992)                  COMBINED
                                                              -------------------------------    --------------------------------
'92                                                                          9500                              10000
                                                                           9487.7                            10622.9
'93                                                                       10686.9                            11191.4
                                                                          11146.4                            11710.6
'94                                                                       10766.3                            11261.3
                                                                          11066.7                            11658.1
'95                                                                       12856.2                            13566.9
                                                                            13796                              15175
'96                                                                       14725.8                            16212.8
                                                                          15976.1                            17655.3
'97                                                                       18016.2                            20000.1
                                                                          19635.9                            21950.3
'98                                                                       20682.5                            24482.4
                                                                          20359.8                            26153.9
'99                                                                       21660.8                            28188.1
                                                                          22637.7                            32392.1
'00                                                                       24385.3                            32919.4

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.
 TOP 10 STOCKS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Texas Instruments                       4.4
 2.  General Electric Co.                    3.9
 3.  Scientific Atlanta                      3.6
 4.  Tyco International                      3.4
 5.  ADC Telecomm. Inc.                      3.3
 6.  Johnson & Johnson                       3.2
 7.  Intel Corp                              3.2
 8.  American Int'l                          2.9
 9.  Citigroup                               2.9
10.  Dallas Semiconductor                    2.6

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                     % of Net Assets
1. Electronics/Semiconductors             12.8
2. Computer & Related                     11.5
3. Oil, Energy, & Natural Gas              9.8
4. Retail                                  8.2
5. Telecommunications Equipment            7.5

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2000

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
           ADVERTISING (1.4%)
   3,000   Young & Rubicam Inc..................  $   171,562
                                                  -----------
           AEROSPACE (1.9%)
   7,000   Honeywell............................      235,812
                                                  -----------
           AUTOMOTIVE & RELATED (1.4%)
   2,000   *General Motors CL H.................      175,500
                                                  -----------
           BANKING (1.5%)
   8,700   Firstar Corp. .......................      183,244
                                                  -----------
           COMMUNICATIONS (5.7%)
   5,000   *ADC Telecommunications Inc. ........      419,375
   6,000   Nokia Corp ADR.......................      299,625
                                                  -----------
                                                      719,000
                                                  -----------
           COMPUTER & RELATED (9.5%)
   2,600   *Citrix Systems Inc. ................       49,237
   6,000   Computer Associates Intl Inc. .......      307,125
   4,000   *EMC Corp. Mass. ....................      307,750
   2,000   Hewlett Packard Co. .................      249,750
   2,500   International Business Machines......      273,906
                                                  -----------
                                                    1,187,768
                                                  -----------
           CONGLOMERATE (3.9%)
   9,300   General Electric Co. ................      492,900
                                                  -----------
           ELECTRONICS/SEMICONDUCTORS (12.8%)
     762   *Agilent Technologies................       56,197
   6,000   CTS Corp. ...........................      270,000
   8,000   Dallas Semiconductor.................      326,000
   3,000   Intel Corp. .........................      401,062
   8,000   Texas Instruments Inc. ..............      549,500
                                                  -----------
                                                    1,602,759
                                                  -----------
           FINANCIAL SERVICES (2.9%)
   6,000   Citigroup............................      361,500
                                                  -----------
           HEALTH CARE PRODUCTS (3.2%)
   4,000   Johnson & Johnson....................      407,500
                                                  -----------
           INSURANCE SERVICES (2.9%)
   3,125   American Intl. Group.................      367,188
                                                  -----------
           MEDICAL & RELATED (1.9%)
   3,500   Baxter International Inc. ...........      246,094
                                                  -----------
           MULTIMEDIA (2.0%)
   3,689   *Viacom Inc. CL B....................      251,544
                                                  -----------
           OIL, ENERGY & NATURAL GAS (6.8%)
   3,000   Apache Corp. ........................      176,437
   3,000   Halliburton..........................      141,563
   3,350   Schlumberger Ltd. ...................      249,994
   7,000   Williams Cos. Inc. ..................      291,812
                                                  -----------
                                                      859,806
                                                  -----------

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
           RETAIL (7.5%)
   6,000   Circuit City Stores..................  $   199,125
   7,000   CVS Corp. ...........................      280,000
   4,500   Home Depot Inc. .....................      224,719
   5,000   Radioshack Corp. ....................      236,875
                                                  -----------
                                                      940,719
                                                  -----------
           SECURITY SYSTEMS/SERVICES (3.4%)
   9,000   Tyco International...................      426,375
                                                  -----------
           TELECOMMUNICATIONS EQUIPMENT (7.5%)
   9,000   Motorola Inc. .......................      261,563
   6,000   Scientific Atlanta Inc. .............      447,000
   4,000   Telefonos De Mexico ADR..............      228,500
                                                  -----------
                                                      937,063
                                                  -----------
           UTILITIES (1.9%)
   4,000   Coastal Corp. .......................      243,500
                                                  -----------
           TOTAL COMMON STOCK (78.1%) (COST
            $6,607,535).........................  $ 9,809,834
                                                  -----------

                                                    MARKET
 SHARES        REAL ESTATE INVESTMENT TRUSTS         VALUE
-------------------------------------------------------------
   5,000   Reckson Assoc. Realty Corp-B.........  $   127,188
                                                  -----------
           TOTAL REAL ESTATE INV. TRUST (1.0%)
            (COST $106,438).....................  $   127,188
                                                  -----------

                                                    MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           BANKING (FOREIGN) (0.9%)
   4,000   National Australia Bank Ltd. Conv....  $   113,250
                                                  -----------
           RETAIL (0.7%)
   2,500   Kmart Financing 7.75% 06/15/16
            Conv. ..............................       91,094
                                                  -----------
           TOTAL PREFERRED STOCK (1.6%) (COST
            $249,858)...........................  $   204,344
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           COMMUNICATIONS (0.8%)
$100,000   Comcast Cable Communications 8.375%
            05/01/07............................  $   102,063
                                                  -----------
           COMPUTER & RELATED (2.0%)
 250,000   IBM Corp. 7.250% 11/01/02............      250,326
                                                  -----------
           CONSUMER PRODUCTS (1.6%)
 200,000   Playtex Family Products 9.000%
            12/15/03............................      194,500
                                                  -----------
           FINANCIAL SERVICES (0.3%)
  50,000   ESI Tractebel Acq. Corp. 7.990%
            12/30/11 (144A).....................       44,361
                                                  -----------
           FORESTRY & PAPER PRODUCTS (2.0%)
 250,000   ITT Rayonier Inc. NT 7.500%
            10/15/02............................      250,092
                                                  -----------

                                                                     (continued)

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2000

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           HOUSING, FURNITURE & RELATED (0.5%)
$100,000   Owens Corning 7.500% 05/01/05........  $    69,438
                                                  -----------
           OIL, ENERGY & NATURAL GAS (3.0%)
 300,000   PDV America Inc. 7.875% 08/01/03.....      283,938
 100,000   R&B Falcon Corp. Series B 6.750%
            04/15/05............................       90,500
                                                  -----------
                                                      374,438
                                                  -----------
           RESTAURANTS (0.8%)
 100,000   Tricon Global Restaurants 7.450%
            05/15/05............................       93,838
                                                  -----------
           UTILITIES (0.8%)
 100,000   Niagara Mohawk Power Corp. Ser. G
            7.750% 10/01/08.....................       97,633
                                                  -----------
           TOTAL LONG-TERM BONDS & NOTES (11.8%)
            (COST $1,543,603)...................  $ 1,476,689
                                                  -----------

  FACE                                              MARKET
 AMOUNT           CONVERTIBLE DEBENTURES             VALUE
-------------------------------------------------------------
           MEDICAL & RELATED (1.6%)
$150,000   Centocor Inc. 4.750% 02/15/05........  $   203,063
                                                  -----------
           TOTAL CONVERTIBLE DEBENTURES (1.6%)
            (COST $149,996).....................  $   203,063
                                                  -----------

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (2.4%)
$183,000   American Express Credit 6.780%
            07/06/00............................  $   182,828
 122,000   Ford Motor Credit 6.780% 07/03/00....      121,954
                                                  -----------
                                                      304,782
                                                  -----------
           OIL, ENERGY & NATURAL GAS (3.9%)
 488,000   Chevron USA 6.750% 07/03/00..........      487,634
                                                  -----------
           TOTAL SHORT-TERM NOTES (6.3%) (COST
            $792,416)...........................  $   792,416
                                                  -----------
           TOTAL HOLDINGS (100.4%) (COST
            $9,449,846)(a)......................  $12,613,534
                                                  -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-0.4%).................      (48,629)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $12,564,905
                                                  ===========

------------------

(a) Also represents cost for Federal income tax purposes.

* Non-income producing securities.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the market value of these securities amounted to $44,361 or 0.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2000

Assets:
  Investments in securities at market value
    (note 1) (Cost $9,449,846)..............  $12,613,534
  Cash in bank..............................        1,482
  Receivable for fund shares sold...........        1,330
  Dividends & accrued interest receivable...       31,229
  Other.....................................        1,815
                                              -----------
    Total assets............................   12,649,390
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........       23,675
  Payable for investment management services
    (note 3)................................        3,664
  Accrued 12b-1 fees (note 6)...............        7,503
  Other accrued expenses....................       49,643
                                              -----------
    Total liabilities.......................       84,485
                                              -----------
Net assets at market value..................  $12,564,905
                                              ===========
Net assets consist of:
  Par value, $.001 per share................  $       820
  Paid-in capital in excess of par value....    8,385,178
  Accumulated undistributed net realized
    gain on investments.....................    1,015,108
  Net unrealized appreciation on
    investments.............................    3,163,688
  Undistributed net investment income.......          111
                                              -----------
Net assets at market value..................  $12,564,905
                                              ===========
Shares outstanding..........................      820,109
Net asset value per share...................  $     15.32
                                              ===========
Maximum offering price per share
  ($15.32/95%)..............................  $     16.13
                                              ===========

 STATEMENT OF OPERATIONS

                                                For the Year Ended June 30, 2000

Investment income:
  Interest...................................  $  187,401
  Dividends..................................      98,279
                                               ----------
    Total investment income..................     285,680
                                               ----------
Expenses:
  Management fees (note 3)...................      62,987
  12b-1 fees (note 6)........................      31,498
  Custodian fees (note 3)....................       5,201
  Directors' fees (note 3)...................       2,747
  Professional fees..........................       9,524
  Transfer agent & accounting fees...........      57,368
  Filing fees................................      14,600
  Printing, proxy and postage fees...........       4,824
  Other......................................         412
                                               ----------
    Total expenses...........................     189,161
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................     (18,889)
                                               ----------
    Net expenses.............................     170,272
                                               ----------
    Net investment income....................     115,408
                                               ----------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain from investments.........   2,166,692
  Net decrease in unrealized appreciation on
    investments..............................    (808,974)
                                               ----------
      Net gain on investments................   1,357,718
                                               ----------
      Net increase in net assets from
         operations..........................  $1,473,126
                                               ==========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                       YEARS ENDED JUNE 30,
                                                                ----------------------------------
                                                                      2000               1999
                                                                -----------------    -------------
From operations:
  Net investment income.....................................       $   115,408        $   322,778
  Realized gain on investments..............................         2,166,692            903,416
  Unrealized loss on investments............................          (808,974)          (662,035)
                                                                   -----------        -----------
      Net increase in assets from operations................         1,473,126            564,159
                                                                   -----------        -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................          (115,297)          (323,003)
  Capital gains distributions...............................        (1,455,499)          (622,486)
                                                                   -----------        -----------
      Total dividends and distributions.....................        (1,570,796)          (945,489)
                                                                   -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................           928,691          1,753,433
  Received from dividends reinvested........................           830,235            564,557
  Paid for shares redeemed..................................        (2,392,046)        (4,695,463)
                                                                   -----------        -----------
      Decrease in net assets derived from capital share
       transactions.........................................          (633,120)        (2,377,473)
                                                                   -----------        -----------
         Decrease in net assets.............................          (730,790)        (2,758,803)
Net Assets:
  Beginning of period.......................................        13,295,695         16,054,498
                                                                   -----------        -----------
  End of period.............................................       $12,564,905        $13,295,695
                                                                   ===========        ===========
  Includes undistributed net investment income of...........       $       346        $       225
                                                                   ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                                               YEARS ENDED JUNE 30,
                                                              ------------------------------------------------------
                                                                 2000         1999       1998       1997       1996
                                                              ----------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................    $15.51       $15.85     $14.89     $12.78     $11.57
Income from investment operations:
  Net investment income.....................................      0.14         0.35       0.42       0.38       0.38
  Net realized & unrealized gain on investments.............      1.64         0.33       1.73       2.39       1.27
                                                                ------       ------     ------     ------     ------
    Total income from investment operations.................      1.78         0.68       2.15       2.77       1.65
                                                                ------       ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................     (0.14)       (0.35)     (0.42)     (0.38)     (0.37)
  Distributions from net realized capital gains.............     (1.83)       (0.67)     (0.77)     (0.28)     (0.07)
                                                                ------       ------     ------     ------     ------
    Total distributions.....................................     (1.97)       (1.02)     (1.19)     (0.66)     (0.44)
                                                                ------       ------     ------     ------     ------
Net asset value, end of period..............................    $15.32       $15.51     $15.85     $14.89     $12.78
                                                                ======       ======     ======     ======     ======
Total return................................................     12.58%        4.73%     14.77%     22.34%     14.50%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................      1.35%        1.30%      1.20%      1.12%      0.89%
  Net investment income.....................................      0.91%        2.33%      2.65%      2.77%      3.10%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................      1.50%        1.45%      1.35%      1.31%      1.14%
Portfolio turnover rate.....................................        64%          49%        39%        14%         7%
Net assets at end of period (millions)......................    $ 12.6       $ 13.3     $ 16.1     $ 13.1     $ 10.8

---------------

(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Income & Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

 PERFORMANCE AS OF JUNE 30, 2000

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    31.56%          24.98%
Three-year                  14.37%          12.44%
Five-year                   17.06%          15.89%
Since inception
  (8/18/92)                 15.84%          15.17%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The Growth Portfolio has gone through a major transformation over the last twelve months and this has drastically improved results for shareowners. New management was brought in to improve performance at this time last year and the new strategy is paying off. Through the first six months in 2000, the fund is up 15.28% vs. -0.42% for the S&P 500. Over the last twelve months, the fund is up 31.56% vs. 7.25% for the S&P 500. As stated in last year's comments, the fund has been re-positioned to reflect the higher valuations that the market has placed on faster-growing companies. Much larger weightings have been given to the technology sector and this has improved the fund's performance.

Telecommunications Equipment and Electronics/Semiconductors have taken a much larger role in the fund's investments and will continue to do so in the future. Current management believes strongly in the outlook for these industries as well as the Computer & Related Industry. These areas will continue to be over-weighted to benefit from the spending that businesses are doing to increase their information infrastructure needs.

We have under-weighted the Basic Materials and Financial Sectors. We will continue to monitor them and others as well to capture any potential. Much of the opportunity that is available will be dependent on the monetary policy of the Federal Reserve and we will be positioned accordingly.

We will continue to be fully invested while keeping a minimal amount of cash available for opportunities that present themselves. We thank you for your continued support and look to report further success in the future.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                             GROWTH PORTFOLIO (WITH MAX. SALES
                                                               CHARGE)|(COMMENCED OPERATIONS
                                                                     AUGUST 18, 1992)                      RUSSELL 3000
                                                             ---------------------------------             ------------
'92                                                                          9500                              10000
                                                                          10178.3                              10847
'93                                                                       11227.7                            11390.4
                                                                          11917.1                            12027.2
'94                                                                       11547.6                              11504
                                                                          11987.6                            12048.1
'95                                                                       13927.2                              14371
                                                                          15367.3                            16483.5
'96                                                                       17017.7                            18108.8
                                                                          18098.3                              20079
'97                                                                       20197.7                            23645.1
                                                                          21126.8                            26442.3
'98                                                                       23051.5                            30411.3
                                                                          21677.6                              32753
'99                                                                       22978.3                            36473.7
                                                                          26222.8                              44093
'00                                                                       30229.7                            44511.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 STOCKS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  ADC Telecomm. Inc.                      6.1
 2.  EMC Corp./Mass                          4.7
 3.  Texas Instruments Inc                   4.5
 4.  Cisco Systems Inc                       4.4
 5.  Scientific-Atlanta                      3.6
 6.  Altera Corporation                      3.3
 7.  Viacom Inc-CL B                         3.3
 8.  Tyco International                      3.3
 9.  Intel Corp                              3.3
10.  Sun Microsystems                        3.2

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Computer & Related                     16.4
 2.  Electronics/Semiconductors             15.9
 3.  Telecommunications Equipment           13.0
 4.  Communications                         11.1
 5.  Oil, Energy & Natural Gas               5.7

The prices of small company stocks are generally more volatile than the prices of large company stocks.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2000

                                                    MARKET
  SHARES                COMMON STOCK                 VALUE
-------------------------------------------------------------
             AEROSPACE (1.4%)
     5,000   Honeywell..........................  $   168,438
                                                  -----------
             AUTOMOTIVE & RELATED (2.1%)
     3,000   *General Motors Corp CL H..........      263,250
                                                  -----------
             BANKING (1.1%)
     6,420   Firstar Corp.......................      135,221
                                                  -----------
             BROADCAST RADIO & TV (2.9%)
    10,000   *Infinity Broadcasting Corp........      364,375
                                                  -----------
             COMMUNICATIONS (11.1%)
     9,000   *ADC Telecommunications Inc........      754,875
     6,000   Nokia Oyj Spon-ADR.................      299,625
     6,825   *Worldcom Inc......................      313,096
                                                  -----------
                                                    1,367,596
                                                  -----------
             COMPUTER & RELATED (16.4%)
     5,000   *Citrix Systems Inc................       94,687
     8,500   *Cisco Systems Inc.................      540,281
     7,600   *EMC Corp. Mass....................      584,725
     1,500   Hewlett Packard Co.................      187,313
     2,000   International Business Machines....      219,125
     4,400   *Sun Microsystems Inc..............      400,125
                                                  -----------
                                                    2,026,256
                                                  -----------
             COMPUTER SOFTWARE (2.3%)
     3,500   *Microsoft Corp....................      280,000
                                                  -----------
             CONGLOMERATE (2.7%)
     6,300   General Electric Co................      333,900
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (15.9%)
       572   *Aglient Technologies..............       42,185
     4,000   *Altera Corp.......................      407,750
     6,000   CTS Corp...........................      270,000
     3,000   Intel Corp.........................      401,063
     7,000   *Solectron Corp....................      293,125
     8,000   Texas Instruments Inc..............      549,500
                                                  -----------
                                                    1,963,623
                                                  -----------
             FINANCIAL SERVICES (2.7%)
     5,500   Citigroup Inc......................      331,375
                                                  -----------
             HEALTH CARE PRODUCTS (2.5%)
     3,000   Johnson & Johnson..................      305,625
                                                  -----------
             INSURANCE SERVICES (2.4%)
     2,500   American Intl. Group...............      293,750
                                                  -----------
             MEDICAL & RELATED (3.2%)
     2,500   Baxter International...............      175,781
     3,000   *MedImmune Inc.....................      222,000
                                                  -----------
                                                      397,781
                                                  -----------

                                                    MARKET
  SHARES                COMMON STOCK                 VALUE
-------------------------------------------------------------
             MULTIMEDIA (3.3%)
     5,967   *Viacom Inc. CL B..................  $   406,875
                                                  -----------
             OIL, ENERGY & NATURAL GAS (5.7%)
     3,000   Apache Corp........................      176,438
     2,000   Haliburton Co......................       94,375
     2,950   Schlumberger Ltd...................      220,144
     5,000   Williams Cos. Inc..................      208,437
                                                  -----------
                                                      699,394
                                                  -----------
             RETAIL (4.6%)
     5,000   Circuit City Group.................      165,938
     5,250   Home Depot Inc.....................      262,172
     3,000   Radioshack Corp....................      142,125
                                                  -----------
                                                      570,235
                                                  -----------
             SECURITY SYSTEMS & SERVICES (3.3%)
     8,500   Tyco International Ltd.............      402,687
                                                  -----------
             TELECOMMUNICATIONS EQUIPMENT (13.0%)
     5,000   *Commscope Inc.....................      205,000
    10,500   *Mcleod USA Inc....................      217,219
     6,000   Scientific-Atlanta Inc.............      447,000
     3,000   Telefonos De Mexico ADR............      171,375
     5,000   *Tellabs Inc.......................      342,188
     4,000   *Western Wireless Corp. CL A.......      218,000
                                                  -----------
                                                    1,600,782
                                                  -----------
             TOTAL COMMON STOCK (96.6%) (COST
              $6,873,007).......................  $11,911,163
                                                  -----------

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (3.8%)
$223,000   American Express Credit 6.780%
            07/05/00............................  $   222,832
 248,000   Associates Corp. 6.510% 07/03/00.....      247,910
                                                  -----------
           TOTAL SHORT-TERM NOTES (3.8%) (COST
            $470,742)...........................  $   470,742
                                                  -----------
           TOTAL HOLDINGS (100.4%) (COST
            $7,343,749)(a)......................  $12,381,905
                                                  -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-0.4%).................      (51,520)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $12,330,385
                                                  ===========

---------------

(a) Also represents cost for Federal income tax purposes.

 * Non-income producing securities.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2000

Assets:
  Investments in securities at market value
    (note 1) (Cost $7,343,749)..............  $12,381,905
  Cash in bank..............................          857
  Receivable for fund shares sold...........        3,361
  Dividends & accrued interest receivable...        2,210
  Other.....................................        2,001
                                              -----------
    Total assets............................   12,390,334
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........       14,100
  Payable for investment management services
    (note 3)................................        3,539
  Accrued 12b-1 fees (note 6)...............        7,267
  Other accrued expenses....................       35,043
                                              -----------
    Total liabilities.......................       59,949
                                              -----------
Net assets at market value..................  $12,330,385
                                              ===========
Net assets consist of:
  Par value, $.001 per share................  $       601
  Paid-in capital in excess of par value....    5,952,454
  Accumulated undistributed net realized
    gain on investments.....................    1,339,174
  Net unrealized appreciation on
    investments.............................    5,038,156
                                              -----------
Net assets at market value..................  $12,330,385
                                              ===========
Shares outstanding..........................      600,849
Net asset value per share...................  $     20.52
                                              ===========
Maximum offering price per share
  ($20.52/95%)..............................  $     21.60
                                              ===========

 STATEMENT OF OPERATIONS

                                                For the Year Ended June 30, 2000

Investment income:
  Interest...................................  $   32,450
  Dividends..................................      46,810
                                               ----------
    Total investment income..................      79,260
                                               ----------
Expenses:
  Management fees (note 3)...................      56,747
  12b-1 fees (note 6)........................      28,450
  Custodian fees (note 3)....................       5,098
  Directors' fees (note 3)...................       2,289
  Professional fees..........................       7,936
  Transfer agent & accounting fees...........      53,524
  Filing fees................................      13,000
  Printing, proxy and postage fees...........       4,024
  Other......................................         356
                                               ----------
    Total expenses...........................     171,424
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................     (16,917)
                                               ----------
    Net expenses.............................     154,507
                                               ----------
    Net investment loss......................     (75,247)
                                               ----------
Realized & unrealized gain on investments:
  Net realized gain from investments.........   2,455,497
  Net increase in unrealized appreciation on
    investments..............................     806,976
                                               ----------
      Net gain on investments................   3,262,473
                                               ----------
      Net increase in net assets from
         operations..........................  $3,187,226
                                               ==========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEARS ENDED JUNE 30,
                                                              --------------------------
                                                                 2000           1999
                                                              -----------    -----------
From operations:
  Net investment loss.......................................  $   (75,247)   $   (14,187)
  Realized gain on investments..............................    2,455,497        158,409
  Unrealized gain (loss) on investments.....................      806,976       (382,289)
                                                              -----------    -----------
      Net increase (decrease) in assets from operations.....    3,187,226       (238,067)
                                                              -----------    -----------
Dividends and distributions to shareholders:
  Capital gains distributions...............................   (1,066,045)      (955,237)
                                                              -----------    -----------
From capital share transactions (note 4):
  Received from shares sold.................................      699,619      1,390,243
  Received from dividends reinvested........................      627,265        607,828
  Paid for shares redeemed..................................   (2,031,433)    (4,100,808)
                                                              -----------    -----------
    Decrease in net assets derived from capital share
     transactions...........................................     (704,549)    (2,102,737)
                                                              -----------    -----------
         Increase (decrease) in net assets..................    1,416,632     (3,296,041)
Net Assets:
  Beginning of period.......................................   10,913,753     14,209,794
                                                              -----------    -----------
  End of period.............................................  $12,330,385    $10,913,753
                                                              ===========    ===========

 FINANCIAL HIGHLIGHTS

                                                                             YEARS ENDED JUNE 30,
                                                              --------------------------------------------------
                                                               2000       1999       1998       1997       1996
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $17.14     $18.68     $17.52     $15.47     $13.03
Income (loss) from investment operations:
  Net investment income (loss)..............................   (0.12)     (0.02)      0.00       0.07       0.14
  Net realized & unrealized gain (loss) on investments......    5.26      (0.12)      2.41       2.73       2.72
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........    5.14      (0.14)      2.41       2.80       2.86
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................    0.00       0.00       0.00      (0.07)     (0.14)
  Distributions in excess of net investment income..........    0.00       0.00      (0.06)      0.00       0.00
  Distributions from net realized capital gains.............   (1.76)     (1.40)     (1.19)     (0.68)     (0.28)
                                                              ------     ------     ------     ------     ------
    Total distributions.....................................   (1.76)     (1.40)     (1.25)     (0.75)     (0.42)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $20.52     $17.14     $18.68     $17.52     $15.47
                                                              ======     ======     ======     ======     ======
Total return................................................   31.56%     (0.32)%    14.13%     18.68%     22.22%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................    1.36%      1.36%      1.24%      1.13%      0.90%
  Net investment income (loss)..............................   (0.66)%    (0.13)%     0.02%      0.43%      0.99%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    1.51%      1.51%      1.39%      1.32%      1.15%
Portfolio turnover rate.....................................      66%        53%        40%        27%        22%
Net assets at end of period (millions)......................  $ 12.3     $ 10.9     $ 14.2     $ 13.3     $ 11.8

---------------

(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 OBJECTIVE

To provide maximum capital growth by investing primarily in common stocks of small and medium sized companies. Under normal conditions, at least 65% of this portfolio's assets will be invested in common stocks of companies with market capitalization of less than $1 billion.

 PERFORMANCE AS OF JUNE 30, 2000

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                     5.32%             .06%
Three-year                  (0.55)%          (2.24)%
Five-year                    7.16%            6.09%
Since inception
  (11/1/94)                  7.75%            6.77%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The Small Cap Portfolio has gone through a major transformation over the last six months and this has improved results for shareowners. New management was brought in during mid-year to improve performance and the new strategy is beginning to pay off. Through the first six months in 2000, the fund is up 4.53% vs. 3.06% for the Russell 2000 Index. However, over the last twelve months, the fund is up 5.32% vs. 14.33% for the Russell 2000. The fund has been repositioned to reflect the higher valuations that the market has placed on faster-growing companies. Much larger weightings have been given to the technology sector and this has improved the fund's performance. In addition, the portfolio now has more investments spread across more names to reduce the volatility of individual positions. The smaller-capitalized companies have more volatility than large companies and more positions within the fund are designed to mitigate this risk.

Telecommunications Equipment and Electronics/Semiconductors have taken a larger role in the fund's investments and will continue to do so in the future. Current management believes strongly in the outlook for these industries as well as the Computer & Related Industry. These areas will continue to be over-weighted to benefit from the spending that businesses are doing to increase their information infrastructure needs.

We have under-weighted the Basic Materials and Financial Sectors. Despite the income stream that financials provide, they have been pruned down because of the current interest rate environment. We will continue to monitor them and others as well to capture any potential. Much of the opportunity that is available will be dependent on the monetary policy of the Federal Reserve and we will be positioned accordingly.

We will continue to be fully invested while keeping a minimal amount of cash available for opportunities that present themselves. We thank you for your continued support and look to report further success in the future.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                          SMALL CAP PORTFOLIO (WITH MAX. SALES
                                                             CHARGE) (COMMENCED OPERATIONS
                                                                   NOVEMBER 1, 1994)                    RUSSELL 2000 INDEX
                                                          ------------------------------------          ------------------
'94                                                                         9500                               10000
                                                                          9539.9                                9853
'95                                                                      10340.3                             11273.8
                                                                         11600.8                               12656
'96                                                                      12840.9                             13967.1
                                                                         13571.6                             14743.7
'97                                                                      14741.4                             16247.6
                                                                         15872.1                             18026.7
'98                                                                      16300.6                             18976.7
                                                                         13754.5                             17623.6
'99                                                                      13768.2                             19259.1
                                                                         13872.9                             21369.9
'00                                                                      14501.3                             22017.4

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Sanmina Corp.                            4.7
 2.  Plexus Corp.                             4.5
 3.  Map Info Corp.                           4.3
 4.  Louis Dreyfus                            3.7
 5.  TranSwitch Corp.                         3.1
 6.  Biovail Corp.                            2.9
 7.  Mastec Inc.                              2.6
 8.  Stericycle Inc.                          2.5
 9.  Xircom Inc.                              2.5
10.  Metris Companies Inc                     2.5

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                     % of Net Assets
1. Electronics/Semiconductors             18.9
2. Computer & Related                     12.4
3. Business Services                       8.3
4. Networking Products                     8.1
5. Telecommunications                      8.1

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2000

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           AUDIO/VIDEO PRODUCTS (2.5%)
   1,000   *Polycom Inc..........................  $   94,094
                                                   ----------
           BROADCAST RADIO & TV (2.5%)
   3,500   *Cumulus Media Inc....................      31,938
   3,000   *Spanish Broadcasting Systems CL A....      61,688
                                                   ----------
                                                       93,626
                                                   ----------
           BUSINESS SERVICES (8.3%)
   3,000   *Maximus Inc..........................      66,375
   1,500   *Plexus Corp..........................     169,500
   5,000   *Source Information Management........      76,250
                                                   ----------
                                                      312,125
                                                   ----------
           CHEMICALS (1.6%)
   5,000   *W.R. Grace...........................      60,625
                                                   ----------
           COMPUTER & RELATED (12.4%)
   1,000   *Bisys Group Inc......................      61,500
   1,500   *Cybex Computer Products Corp.........      64,500
   1,000   *Kronos Inc...........................      26,000
   4,000   *Map Info Corp........................     162,500
   1,000   *McAfee.com Corp......................      26,063
   1,000   *Micros Systems Inc...................      18,562
   1,500   *National Instruments Corp............      65,438
   2,000   *Pinnacle Systems.....................      44,969
                                                   ----------
                                                      469,532
                                                   ----------
           CONSUMER PRODUCTS (1.9%)
   2,000   *Salton Inc...........................      73,750
                                                   ----------
           DISTRIBUTION & WHOLESALE (1.5%)
   1,500   *Scan Source Inc......................      58,313
                                                   ----------
           DRUGS (7.3%)
   2,000   *Biovail Corp.........................     110,875
   2,000   Jones Pharmaceutical Inc..............      79,875
   1,500   *Medicis Pharmaceutical...............      85,500
                                                   ----------
                                                      276,250
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (18.9%)
   1,500   *Act Manufacturing Inc................      69,656
   1,700   CTS Corp..............................      76,500
   1,000   *Cymer Inc............................      47,750
   2,000   Dallas Semiconductor Corp.............      81,500
   2,100   *Sanmina Corp.........................     179,550
   1,000   *Semtech Corp.........................      76,484
   1,500   *TranSwitch Corp......................     115,781
   1,000   *Zoran Corp...........................      65,937
                                                   ----------
                                                      713,158
                                                   ----------
           FINANCIAL SERVICES (3.7%)
   1,000   Eaton Vance Corp......................      46,250
   3,750   Metris Companies Inc..................      94,219
                                                   ----------
                                                      140,469
                                                   ----------

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           FOOD & RELATED (2.2%)
   4,000   *International Home Foods.............  $   83,750
                                                   ----------
           HOTEL/LODGING (2.3%)
   4,700   *Guest Supply Inc.....................      85,481
                                                   ----------
           INSTRUMENTS-SCIENTIFIC (2.1%)
   2,000   *Mettler-Toledo Intl..................      80,000
                                                   ----------
           MEDICAL & RELATED (3.6%)
   5,000   Hooper Holmes Inc.....................      40,000
       1   *Quorum Health Group Inc..............           5
   4,000   *Stericycle Inc.......................      96,000
                                                   ----------
                                                      136,005
                                                   ----------
           NETWORKING PRODUCTS (8.1%)
   1,000   *Black Box Corp.......................      79,172
   1,500   *JNI Corp.............................      47,437
   3,000   *Stratos Lightwave Inc................      83,625
   2,000   *Xircom Inc...........................      95,000
                                                   ----------
                                                      305,234
                                                   ----------
           OIL, ENERGY & NATURAL GAS (5.2%)
   3,000   *Global Industries....................      56,625
   4,500   *Louis Dreyfus Natural Gas Corp.......     140,906
                                                   ----------
                                                      197,531
                                                   ----------
           RETAIL (1.5%)
   3,000   Claires Stores Inc....................      57,750
                                                   ----------
           REAL ESTATE & LEASING (2.0%)
   3,000   Reckson Assoc. Realty.................      76,313
                                                   ----------
           TELECOMMUNICATIONS (8.1%)
   2,000   *C-COR.net Corp.......................      54,000
   1,000   *Gilat Satellite Networks Ltd.........      69,375
   2,530   *Mastec Inc...........................      96,613
     200   *Powerwave Technologies...............      88,000
                                                   ----------
                                                      307,988
                                                   ----------
           TOTAL COMMON STOCK (95.7%)
           (COST $2,763,469).....................  $3,621,994
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (4.7%)
$176,000   American Express Credit 6.880%
            07/03/00.............................  $  175,933
                                                   ----------
           TOTAL SHORT-TERM NOTES (4.7%)
            (COST $175,933)......................  $  175,933
                                                   ----------
           TOTAL HOLDINGS (100.4%)
            (COST $2,939,402)(a).................  $3,797,927
                                                   ----------
           LIABILITIES, NET OF
            CASH & RECEIVABLES (-0.4%)...........     (16,136)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,781,791
                                                   ==========

---------------

 * Non income producing security.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2000

Assets:
  Investments in securities at market value
    (note 1) (Cost $2,939,402)...............  $3,797,927
  Cash in bank...............................         621
  Receivable for fund shares sold............          96
  Dividends & accrued interest receivable....          91
  Other......................................       1,496
                                               ----------
    Total assets.............................   3,800,231
                                               ----------
Liabilities:
  Payable for fund shares redeemed...........       2,000
  Payable for investment management services
    (note 3).................................       2,607
  Accrued 12b-1 fees (note 6)................       1,739
  Other accrued expenses.....................      11,697
  Dividends payable..........................         397
                                               ----------
    Total liabilities........................      18,440
                                               ----------
Net assets at market value...................  $3,781,791
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      341
  Paid-in capital in excess of par value.....   3,856,038
  Accumulated net realized loss on
    investments..............................    (933,113)
  Net unrealized appreciation on
    investments..............................     858,525
                                               ----------
Net assets at market value...................  $3,781,791
                                               ==========
Shares outstanding...........................     341,392
Net asset value per share....................  $    11.08
                                               ==========
Maximum offering price per share
  ($11.08/95%)...............................  $    11.66
                                               ==========

 STATEMENT OF OPERATIONS

                                                For the Year Ended June 30, 2000

Investment income:
  Interest....................................  $  16,378
  Dividends...................................     15,059
                                                ---------
    Total investment income...................     31,437
                                                ---------
Expenses:
  Management fees (note 3)....................     23,231
  12b-1 fees (note 6).........................      8,831
  Custodian fees (note 3).....................      4,959
  Directors' fees (note 3)....................        758
  Professional fees...........................      2,623
  Transfer agent & accounting fees............     31,355
  Filing fees.................................      4,211
  Printing, proxy and postage fees............      1,320
  Organizational expense (note 1).............        172
  Other.......................................        126
                                                ---------
    Total expenses............................     77,586
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................    (15,387)
                                                ---------
    Net expenses..............................     62,199
                                                ---------
    Net investment loss.......................    (30,762)
                                                ---------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments..........   (128,597)
  Net increase in unrealized appreciation on
    investments...............................    345,025
                                                ---------
    Net gain on investments...................    216,428
                                                ---------
    Net increase in net assets from
      operations..............................  $ 185,666
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                YEARS ENDED JUNE 30,
                                                              -------------------------
                                                                 2000          1999
                                                              ----------    -----------
From operations:
  Net investment income (loss)..............................  $  (30,762)   $     9,841
  Realized loss on investments..............................    (128,597)      (804,516)
  Unrealized gain (loss) on investments.....................     345,025       (139,644)
                                                              ----------    -----------
      Net increase (decrease) in assets from operations.....     185,666       (934,319)
                                                              ----------    -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................           0         (9,841)
  Distributions in excess of net investment income..........           0         (9,359)
  Capital gains distributions...............................           0       (272,363)
                                                              ----------    -----------
      Total dividends and distributions.....................           0       (291,563)
                                                              ----------    -----------
From capital share transactions (note 4):
  Received from shares sold.................................     402,100        464,602
  Received from dividends reinvested........................           0        133,949
  Paid for shares redeemed..................................    (558,645)    (1,446,253)
                                                              ----------    -----------
      Decrease in net assets derived from capital share
       transactions.........................................    (156,545)      (847,702)
                                                              ----------    -----------
         Increase (decrease) in net assets..................      29,121     (2,073,584)
Net Assets:
  Beginning of period.......................................   3,752,670      5,826,254
                                                              ----------    -----------
  End of period.............................................  $3,781,791    $ 3,752,670
                                                              ==========    ===========

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED JUNE 30,
                                                              ------------------------------------------------
                                                               2000      1999      1998      1997       1996
                                                              ------    ------    ------    ------    --------
Per share data:
Net asset value, beginning of period........................  $10.52    $13.32    $13.30    $12.82     $10.63
Income (loss) from investment operations:
  Net investment income (loss)..............................   (0.09)     0.02      0.06      0.11       0.26
  Net realized & unrealized gain (loss) on investments......    0.65     (2.09)     1.30      1.67       2.26
                                                              ------    ------    ------    ------     ------
    Total income (loss) from investment operations..........    0.56     (2.07)     1.36      1.78       2.52
                                                              ------    ------    ------    ------     ------
Less distributions:
  Dividends from net investment income......................    0.00     (0.02)    (0.06)    (0.11)     (0.25)
  Distributions in excess of net investment income..........    0.00     (0.03)     0.00      0.00       0.00
  Distributions from net realized capital gains.............    0.00     (0.68)    (1.28)    (1.19)     (0.08)
                                                              ------    ------    ------    ------     ------
    Total distributions.....................................    0.00     (0.73)    (1.34)    (1.30)     (0.33)
                                                              ------    ------    ------    ------     ------
Net asset value, end of period..............................  $11.08    $10.52    $13.32    $13.30     $12.82
                                                              ======    ======    ======    ======     ======
Total return................................................    5.32%   (15.54)%   10.56%    14.82%     24.10%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................    1.74%     1.74%     1.67%     1.35%      0.94%
  Net investment income.....................................   (0.86)%    0.23%     0.47%     0.89%      2.21%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    2.17%     2.07%     1.82%     1.62%      1.27%
Portfolio turnover rate.....................................     111%       48%       77%       34%        34%
Net assets at end of period (millions)......................  $  3.8    $  3.8    $  5.8    $  5.2     $  4.5

---------------

(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Small Cap portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

To provide long-term capital growth by investing primarily in common stock (and securities convertible into common stocks) of foreign companies. When deemed appropriate for temporary defensive purposes, it may invest in short-term debt instruments, U.S. Government obligations or in U.S. common stock.

 PERFORMANCE AS OF JUNE 30, 2000

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    67.47%          59.10%
Three-year                  11.96%          10.07%
Five-year                   13.82%          12.66%
Since inception
  (5/1/93)                  15.65%          14.82%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

So far in 2000, investors saw a difficult environment for technology, media and telecommunication (TMT) stocks. An overdue mean reversion between old and new economy shares coupled with heightened interest rate fears, hurt the performance of high beta companies. More specifically, Asian markets fell in countries like Hong Kong, Korea, Singapore and Japan due to U.S. interest rate fears, the TMT correction and fears of an economic slowdown (specifically for Japan). Western European markets saw a rotation into previously depressed sectors like food and beverage while the Euro continued to weaken against the U.S. and Japanese bourses.

The annual performance ending June 30, 2000, for the One Fund International Portfolio was 67.47%, which outperformed the return of the Morgan Stanley Capital International Europe, Australia & Far East Index of 17.16%.

Due to Fed tightening a U.S. soft landing is a likely near term outcome. However, a possible peaking in U.S. interest rates provides a good backdrop for global equity markets for the 2nd half of 2000 and remains bullish on international equity markets. On a regional basis, we still find good value across Europe in technology, oil & gas and capital goods, but on a select basis, driven by sustainable earnings growth, differentiation and valuation. In Asia, we believe that Japan provides good potential if consumption can start to show signs of recovery. Near-term opportunities in Korea, once the Chaebol restructuring is cleared, and Hong Kong also provide good long-term value. The wild card in these export driven economies is a chance of economic slowdown in the U.S.

Finally, some of our top holdings included, Alcatel, a telecom infrastructure corporation; Cable and Wireless, a telecom operator; and Total Fina Elf, a producer and distributor of oil and chemicals.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                           INTERNATIONAL PORTFOLIO (WITH MAX.
                                                           SALES CHARGE)|(COMMENCED OPERATIONS   MORGAN STANLEY CAPTL. INTL. EAFE
                                                                      MAY 1, 1993)                            INDEX
                                                           -----------------------------------   --------------------------------
                                                                             9500                              10000
'93                                                                        9930.4                              10052
                                                                          12920.4                              10826
'94                                                                       13939.8                            11791.7
                                                                            14160                            11698.5
'95                                                                       14829.8                            12021.4
                                                                          15839.7                            13049.2
'96                                                                       17599.5                            13658.6
                                                                          18050.1                            13879.9
'97                                                                       20199.8                            15456.7
                                                                          18270.7                            14040.8
'98                                                                         19219                            16298.6
                                                                            17374                            16741.9
'99                                                                       16548.7                            17406.6
                                                                          28248.6                            21256.9
'00                                                                       27714.7                            20393.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 2000

                                      % of Net Assets
 1.  Alcatel                                2.5
 2.  Diageo PLC                             2.3
 3.  Philips Electronics                    2.1
 4.  Cable & Wireless                       1.9
 5.  Intershop Comm AG                      1.8
 6.  Siemens AG                             1.7
 7.  British Aerospace PLC                  1.7
 8.  Total Fina Elf                         1.6
 9.  Royal Bank of Scotland                 1.6
10.  Infineon Technologies                  1.5

 TOP 5 COUNTRIES/REGIONS AS OF JUNE 30, 2000

                                      % of Net Assets
 1.  Japan                                 17.0
 2.  United Kingdom                        15.9
 3.  France                                13.1
 4.  Germany                               10.1
 5.  Netherlands                            5.8

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2000

                                                   MARKET
SHARES            FOREIGN COMMON STOCK              VALUE
------------------------------------------------------------
          JAPAN (17.0%)
 8,000    Amada Co Ltd. (20)...................  $    67,819
19,000    Asahi Bank Ltd. (4)..................       79,819
11,000    Asahi Glass Co. Ltd. (5).............      122,780
 1,000    Bandai Co. Ltd. (10).................       36,923
 2,000    Canon Inc. (1).......................       99,468
 7,500    Daiwabo Info. System Co. Ltd. (9)....      135,638
     6    DDI Corp. (29).......................       57,646
 5,000    Fuji Oil (15)........................       44,506
   600    Hirose Electric C. Ltd. (11).........       93,307
13,000    JGC Corp. (34).......................       52,409
 2,000    Katokichi (15).......................       50,582
   500    Kyocera Corp. (11)...................       84,727
29,000    Mitsubishi Heavy Inds. Ltd. (11).....      128,385
 5,600    NEC Corp. (11).......................      175,651
 7,000    Nikko Securities Co. Ltd. (14).......       69,232
 3,000    Nikon Corp. (11).....................      111,054
 4,000    Nippon Electric Glass Co. (11).......       92,309
    80    Nippon Television Network (22).......       51,995
   160    Nippon TV -- New Shares (22).........      104,290
     7    *NTT Corp. (29)......................       92,968
     2    *NTT Docomo NPV (34).................       54,067
 1,400    Paris Miki Inc. (27).................       90,990
 1,800    Sony Corp. (11)......................      167,852
 1,000    *Taiyo Yuden Co. (11)................       62,544
 3,000    Tokyo Electric Poser Co. (32)........       73,047
 3,000    *Tokyo Securities Co. Ltd. (14)......       11,247
11,000    Toshiba Corp. (11)...................      124,024
 6,000    *Yaskawa Electric Corp. (11).........       71,606
 8,000    Yamaha Motor Co. Ltd. (3)............       73,094
                                                 -----------
                                                   2,479,979
                                                 -----------
          UNITED KINGDOM (15.9%)
 1,572    *ARM Holdings PLC ADR (11)...........       51,680
15,700    BAA PLC (31).........................      125,096
11,800    Bass PLC (15)........................      132,220
39,900    British Aerospace PLC (1)............      249,102
43,500    British Energy PLC (32)..............      115,919
16,550    Cable & Wireless (29)................      281,554
26,800    Diageo PLC (15)......................      330,045
 3,500    EMI Group PLC (22)...................       32,531
 2,000    *Energis PLC (29)....................       74,721
   600    *GEO Interactive Media (9)...........       11,463
 3,000    Pace Micro Technology (11)...........       43,441
 9,572    Prudential Corp. PLC (19)............      140,491
 5,100    Psion PLC (9)........................       49,219
12,900    Railtrack Group PLC (31).............      200,193
13,600    Royal Bank of Scotland (4)...........      227,243
 4,450    *Shire Pharmaceuticals Grp PLC
           (23)................................       77,189

                                                   MARKET
SHARES            FOREIGN COMMON STOCK              VALUE
------------------------------------------------------------
          UNITED KINGDOM, CONTINUED
17,450    TI Group PLC (6).....................  $    94,325
20,601    Vodafone Airtouch (29)...............       83,712
                                                 -----------
                                                   2,320,144
                                                 -----------
          FRANCE (13.1%)
   730    AXA (19).............................      115,132
 5,470    Alcatel (11).........................      359,198
   171    Bouygues (29)........................      114,415
   250    *Canal Plus (22).....................       42,057
   660    Christian Dior (10)..................      149,829
   675    *Compagnie De Saint -- Gobain (6)....       91,360
   450    *France Telecom SA (29)..............       62,971
   600    *Groupe Danone (15)..................       79,718
 1,300    *Lagardere S.C.A. (22)...............       99,408
   150    *Liberty Surf Group (9)..............        4,873
   800    M-6 Metropole Television (22)........       48,634
 3,010    STMicroelectronics (11)..............      189,889
 1,170    Tf1 Television Francaise (22)........       81,639
 2,650    *Thomson-CSF (1).....................      104,512
 1,550    Total Fina Elf (12)..................      237,940
 1,455    *Vivendi Ex Gen Des Faux (32)........      128,576
                                                 -----------
                                                   1,910,151
                                                 -----------
          GERMANY (10.1%)
   100    *Adva AG Optical Networking (11).....       56,491
 3,285    Baader Wertpapierhandelsbank
           AG(14)..............................      102,049
 6,100    Bayersche Motoren Werke AG (3).......      185,999
   350    DIS Deutsche Industries Service
           (28)................................       41,718
   500    *Epcos AG (11).......................       50,756
   430    *GFK AG (22).........................       20,962
 2,750    *Infineon Technologies AG (11).......      224,481
   580    *Intershop Communications AG (9).....      265,554
   600    Medion AG (27).......................       61,021
 2,730    Schering AG (23).....................      148,870
 1,700    Siemens AG (33)......................      254,791
 2,200    Wella AG -- PFD (10).................       67,923
                                                 -----------
                                                   1,480,615
                                                 -----------
          NETHERLANDS (5.8%)
 1,250    *ASM Lithography Holding(9)..........       53,790
 3,250    *ASM Lithography Holding ADR (9).....      143,406
 1,250    *ASM International (11)..............       32,857
 5,800    *BE Semiconductor Industries (11)....       90,643
 4,900    *Koninklijke Ahold (27)..............      144,397
 6,600    Koninklijke (Royal) Philips
           Electronis (11).....................      311,645
   200    *Open TV Corp. (9)...................        8,975
 2,100    *United Pan-Europe Communications
           (29)................................       54,979
 1,000    *United Pan-Europe Communications
           ADR (29)............................        6,966
                                                 -----------
                                                     847,658
                                                 -----------
          CANADA (5.2%)
 1,000    *C-MAC Industries Inc. (11)..........       47,268
 2,397    *Descartes Systems Group Inc. (9)....       71,219

                                                                     (continued)

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2000

                                                   MARKET
SHARES            FOREIGN COMMON STOCK              VALUE
------------------------------------------------------------
          CANADA, CONTINUED
10,200    *Mosaic Group Inc. (9)...............  $   123,979
 2,760    *Nortel Networks Corp. (29)..........      191,405
 3,650    *Quebecor World (22).................       88,853
 1,950    *Rogers Communications CL B (22).....       55,238
 4,850    *Talisman Energy Inc. (12)...........      160,640
 2,000    *Ulster Petroleums Ltd. (12).........       18,365
                                                 -----------
                                                     756,967
                                                 -----------
          SWEDEN (4.1%)
10,600    Ericsson LM-B (29)...................      210,438
13,200    Gambro AB-A Shares (23)..............      108,126
 3,350    SKF AB-B Shares (24).................       56,216
 2,000    *Modern Times Group CL B (22)........       95,566
20,490    *Readsoft AB (9).....................      125,881
                                                 -----------
                                                     596,227
                                                 -----------
          SOUTH KOREA (2.8%)
   175    *Daelim Industrial Co. (5)...........          833
 7,250    *Hyundai Electronics Ind. Co. (11)...      143,046
   250    Samsung SDI Co. Ltd. (11)............       81,568
   250    Samsung Electronics Co. (11).........       82,733
   300    *SK Telecom (29).....................       98,204
                                                 -----------
                                                     406,384
                                                 -----------
          AUSTRALIA (2.4%)
11,100    *E.R.G. Ltd. (11)....................       86,114
 4,200    News Corp. Ltd. ADR (22).............      228,900
 2,800    News Corp. Ltd. (22).................       38,521
                                                 -----------
                                                     353,535
                                                 -----------
          TAIWAN (2.2%)
 2,400    *Advanced Semiconductor Engineering
           Inc. GDR (11).......................       40,800
   621    *Macronix Intl. Co. Ltd. SP ADR
           (11)................................       15,876
 1,900    *Mosel Vitelic Inc GDR (11)..........       46,835
 5,649    *Taiwan Semiconductor ADR (11).......      218,899
                                                 -----------
                                                     322,410
                                                 -----------
          HONG KONG (2.1%)
63,600    Amoy Properties Ltd. (26)............       42,832
167,000   Beijing Datang Power (32)............       37,489
30,000    *Brilliance China Automotive (3).....        5,167
34,000    *China Unicom (29)...................       72,182
37,000    Cosco Pacific Ltd. (28)..............       29,190
11,500    Television Broadcasts Ltd. (22)......       76,710
88,000    *Yanzhou Coal Mining Co. (24)........       18,174
187,000   *Zhejiang Expressway Co.(31).........       31,904
                                                 -----------
                                                     313,648
                                                 -----------
          ITALY (1.3%)
 9,050    Bulgari SPA (10).....................      121,106
 4,200    *Pininfarina SPA (3).................       70,897
                                                 -----------
                                                     192,003
                                                 -----------

                                                   MARKET
SHARES            FOREIGN COMMON STOCK              VALUE
------------------------------------------------------------
          PORTUGAL (1.2%)
15,600    Portugal Telecom SA (29).............  $   175,356
                                                 -----------
          NORWAY (1.0%)
 2,400    *Petroleum Geo Services ADR (12).....       40,950
 1,000    Smedvig ASA-A Shares (12)............       18,088
 2,150    Smedvig ASA-B Shares (12)............       35,126
 2,100    Tomra Systems ASA (34)...............       55,752
                                                 -----------
                                                     149,916
                                                 -----------
          BELGIUM (0.8%)
 2,770    *Lernout & Hauspie Speech (11).......      122,053
                                                 -----------
          SWITZERLAND (0.8%)
    30    *Agefi Groupe SA (22)................        9,020
   148    Publicitas Holding SA (22)...........      110,797
                                                 -----------
                                                     119,817
                                                 -----------
          DENMARK (0.8%)
   650    Novo-Nordisk CL B (23)...............      110,784
                                                 -----------
          THAILAND (0.7%)
13,900    Hana Microelectronics (11)...........      109,242
                                                 -----------
          FINLAND (0.7%)
 1,000    Nokia Oyj (29).......................       51,090
   800    Nokia Corp. Spon. ADR (29)...........       39,950
   613    *Sanitec Oyj (10)....................        6,152
   200    *Satama Interactive OYJ (9)..........          774
                                                 -----------
                                                      97,966
                                                 -----------
          SINGAPORE & MALAYSIAN (0.6%)
10,200    *Chartered Semiconductor (11)........       89,106
                                                 -----------
          SPAIN (0.5%)
   700    *Amadeus Global Travel (28)                  7,996
 1,960    *Sogecable (22)......................       69,730
                                                 -----------
                                                      77,726
                                                 -----------
          BRAZIL (0.5%)
  2000    *Unibanco Uniao de Bancos
           Brazileriros SA ADR (4).............       57,500
 3,700    *Usinas Siderurgicas de M Preference
           (25)................................       17,168
                                                 -----------
                                                      74,668
                                                 -----------
          MEXICO (0.5%)
 1,200    *Telefonos De Mexico -SP ADR (29)....       68,550
                                                 -----------
          GREECE (0.1%)
    94    *Commercial Bank of Greece (4).......        4,067
   910    *Tiletipos S.A. (29).................       10,954
                                                 -----------
                                                      15,021
                                                 -----------
          IRELAND (0.1%)
   786    *Icon PLC ADR (23)...................       13,067
                                                 -----------
          TOTAL FOREIGN COMMON STOCK (90.3%)
           (COST $11,343,328)..................  $13,202,993
                                                 -----------

                                                                     (continued)

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2000

                                                  MARKET
SHARES              US COMMON STOCK                VALUE
-----------------------------------------------------------
         TELECOMMUNICATIONS (0.0%)
  350    *Infonet Services Corp. CL B.........  $     4,178
                                                -----------
         CONSUMER PRODUCTS (1.1%)
14,300   *Reckitt & Coleman                         159,148
                                                -----------
         TOTAL US COMMON STOCK (1.1%) (COST
          $165,360)...........................  $   163,326
                                                -----------
         TOTAL COMMON STOCK (91.4%) (COST
          $11,508,688)........................  $13,366,319
                                                -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (2.9%)
$429,000   State Street Bank 3.500% due 07/03/00
            repurchase price $429,410
            collateralized by U.S. Treasury Bond
            due 11/15/04 (Cost $429,000)........  $   429,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (2.9%)
            (COST $429,000).....................  $   429,000
                                                  -----------
           TOTAL HOLDINGS (94.3%) (COST
            $11,937,688)(a).....................  $13,795,319
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (5.7%)..................      832,812
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $14,628,131
                                                  ===========

---------------

  * Non-income producing securities.

ADR (American depository receipt) represents ownership of foreign securities.

 (a) Also represents cost for Federal income tax purposes.

INDUSTRY CLASSIFICATIONS

 (1) Aerospace                              (18) Hotels
 (2) Appliances & Household Durables        (19) Insurance
 (3) Automotive                             (20) Machinery
 (4) Banking                                (21) Manufacturing
 (5) Building/Construction                  (22) Media & Publishing
 (6) Capital Goods                          (23) Medical & Health Care
 (7) Chemicals                              (24) Metal & Mining
 (8) Communications                         (25) Plastics
 (9) Computer Products                      (26) Real Estate
(10) Consumer Products                      (27) Retailing
(11) Electrical & Electronics               (28) Services
(12) Energy and Oil                         (29) Telecommunications
(13) Entertainment & Leisure                (30) Textile
(14) Finance                                (31) Transportation
(15) Food & Beverage                        (32) Utilities
(16) Forest & Paper Products                (33) Diversified
(17) Governmental                           (34) Miscellaneous

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2000

Assets:
  Investments in securities at market value
    (note 1) (Cost $11,937,688).............  $13,795,319
  Cash in bank..............................      751,183
  Unrealized gain on forward currency
    contracts (note 5)......................        4,009
  Receivable for securities sold............      360,385
  Receivable for fund shares sold...........          238
  Dividends & accrued interest receivable...       28,602
  Other.....................................        2,500
                                              -----------
    Total assets............................   14,942,236
                                              -----------
Liabilities:
  Unrealized loss on forward currency
    contracts (note 5)......................       27,517
  Payable for fund shares redeemed..........          300
  Payable for investment management services
    (note 3)................................        6,059
  Payable for securities purchased..........      243,545
  Accrued 12b-1 fees (note 6)...............        9,761
  Other accrued expenses....................       26,923
                                              -----------
    Total liabilities.......................      314,105
                                              -----------
Net assets at market value..................  $14,628,131
                                              ===========
Net assets consist of:
  Par value, $.001 per share................  $       807
  Paid-in capital in excess of par value....    9,416,489
  Accumulated undistributed net realized
    gain on investments (note 1)............    3,396,014
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................    1,857,631
    Foreign currency related transactions...       (3,312)
    Forward currency contracts (note 5).....      (23,508)
  Accumulated net investment income.........      (15,990)
                                              -----------
Net assets at market value..................  $14,628,131
                                              ===========
Shares outstanding..........................      807,442
Net asset value per share...................  $     18.12
                                              ===========
Maximum offering price per share
  ($18.12/95%)..............................  $     19.07
                                              ===========

 STATEMENT OF OPERATIONS

                                                For the Year Ended June 30, 2000

Investment income:
  Interest...................................  $   27,743
  Dividends (net of $6,231 foreign taxes
    withheld)................................      60,803
                                               ----------
    Total investment income..................      88,546
                                               ----------
Expenses:
  Management fees (note 3)...................     104,919
  12b-1 fees (note 6)........................      30,859
  Custodian fees (note 3)....................      89,650
  Directors' fees (note 3)...................       2,060
  Professional fees..........................       2,788
  Transfer agent & accounting fees...........      52,996
  Filing fees................................       4,821
  Printing, proxy and postage fees...........       5,473
  Other......................................         173
                                               ----------
    Total expenses...........................     293,739
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................     (45,937)
                                               ----------
    Net expenses.............................     247,802
                                               ----------
    Net investment loss......................    (159,256)
                                               ----------
Realized & unrealized gain (loss) on
  investments & foreign currency:
  Net realized gain (loss) from:
    Investments..............................   4,838,898
    Forward currency related transactions....     (89,227)
  Net increase in unrealized appreciation on:
      Investments............................   1,551,485
      Foreign currency related
         transactions........................      15,991
                                               ----------
      Net gain on investments................   6,317,147
                                               ----------
      Net increase in net assets from
         operations..........................  $6,157,891
                                               ==========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEARS ENDED JUNE 30,
                                                              ----------------------------
                                                                 2000            1999
                                                              -----------    -------------
From operations:
  Net investment loss.......................................  $  (159,256)    $   (31,684)
  Realized gain (loss) on investments and foreign currency
    related transactions....................................    4,749,671      (1,969,286)
  Unrealized gain on investments and foreign currency
    related transactions....................................    1,567,436         149,338
                                                              -----------     -----------
      Net increase (decrease) in assets from operations.....    6,157,891      (1,851,632)
                                                              -----------     -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................            0             (97)
  Capital gains and foreign currency related transactions
    distributions...........................................            0        (285,520)
                                                              -----------     -----------
      Total dividends and distributions.....................            0        (285,617)
                                                              -----------     -----------
From capital share transactions (note 4):
  Received from shares sold.................................      503,427         507,008
  Received from merger (note 7).............................    3,615,625               0
  Received from dividends reinvested........................            0         271,907
  Paid for shares redeemed..................................   (2,537,193)     (6,315,910)
                                                              -----------     -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    1,581,679      (5,536,995)
                                                              -----------     -----------
         Increase (decrease) in net assets..................    7,739,570      (7,674,244)
Net Assets:
  Beginning of period.......................................    6,888,561      14,562,805
                                                              -----------     -----------
  End of period.............................................  $14,628,131     $ 6,888,561
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED JUNE 30,
                                                              -----------------------------------------------
                                                               2000      1999       1998      1997      1996
                                                              ------    -------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................  $10.82    $ 12.92    $15.45    $14.47    $12.89
Income (loss) from investment operations:
  Net investment income (loss)..............................   (0.22)     (0.04)     0.12      0.14      0.10
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions...........................    7.52      (1.74)    (0.63)     1.92      2.24
                                                              ------    -------    ------    ------    ------
    Total income (loss) from investment operations..........    7.30      (1.78)    (0.51)     2.06      2.34
                                                              ------    -------    ------    ------    ------
Less distributions:
  Dividends from net investment income......................    0.00       0.00     (0.12)    (0.15)    (0.39)
  Distributions from net realized capital gains and foreign
    currency transactions...................................    0.00      (0.32)    (1.90)    (0.93)    (0.37)
                                                              ------    -------    ------    ------    ------
    Total distributions.....................................    0.00      (0.32)    (2.02)    (1.08)    (0.76)
                                                              ------    -------    ------    ------    ------
Net asset value, end of period..............................  $18.12    $ 10.82    $12.92    $15.45    $14.47
                                                              ======    =======    ======    ======    ======
Total return................................................   67.47%    (13.90)%   (4.84)%   14.76%    18.65%
Ratios and supplemental data:
Ratios net of fees reimbursed by advisor (a):
  Expenses..................................................    2.04%      2.13%     2.10%     1.87%     1.72%
  Net investment income (loss)..............................   (1.31)%    (0.32)%    0.85%     0.99%     0.70%
Ratios assuming no fees reimbursed by advisor:
  Expenses..................................................    2.42%      2.56%     2.20%     1.98%     1.72%
Portfolio turnover rate.....................................     234%       217%       12%        9%       20%
Net assets at end of period (millions)......................  $ 14.6    $   6.9    $ 14.6    $ 19.3    $ 15.1

---------------

(a) The advisor has elected to reimburse certain operating expenses of the International Portfolio, but it may cease that waiver, in whole or in part, without prior written notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

 PERFORMANCE AS OF JUNE 30, 2000

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    102.02%         91.92%
Three-year                   33.97%         33.12%
Since inception
  (11/1/96)                  27.70%         26.58%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

The One Fund Core Growth Portfolio returned 102.02% for the 12 months ended June 30, 2000. This compares with the Russell Mid Cap Growth Index return of 48.6% over the same period.

The most significant event for the equity markets during the first half of 2000 was volatility. Whether it was caused by an aggressively restrictive Federal Reserve or valuation levels that were unsustainable by mid-March, volatility ruled the day. This was especially evident in the technology sector that experienced both the biggest run up over the last 18 months and the biggest correction during the two month sell-off. Overall though, the first half of 2000 turned out to be a very good period for reasons other than just performance. First, fundamentals of many aggressive growth companies continued to be strong and actually improved throughout the half. Second, rational thinking returned to the market. Investors began to scrutinize business models and we are now passed the days when companies attained stratospheric valuations with only a semblance of a business strategy, no real track record, and no visible path to profitability. We believe this is not only healthy for the stock market in the long run, but necessary in order for those companies that possess improving fundamentals and executed business plans to come to the forefront.

Several factors led to the favorable results in the last twelve months. First, growth stocks outperformed value stocks across mid and large capitalization stocks. This is evidenced by the return of the Russell Mid Cap Growth Index of 48.6% vs. -7.9% for the Russell Mid Cap Value Index for the trailing 12 months. Second, we were overweighted the Technology and Energy sectors when they had among the best returns in the market. Third, the individual stocks in the Technology and Health Care sectors of the Fund outperformed the stocks held in the benchmark. And lastly, the companies in the Fund experienced a minimal number of earnings disappointments the past year.

The Fund continues to have a large weighting in Technology, representing nearly 64% of the total. Health Care and Energy represent the next largest areas of focus as the Consumer and Services sectors have declined. The portfolio is dominated by fewer sectors today then what has been the case historically. This reflects an economy that is very narrow in its underlying strengths. For these reasons, the Fund is potentially more volatile than prior quarters. Having said that, it would be tough to imagine a six month period more volatile than what we just experienced. As other sectors become more attractive we will attempt to provide more diversification.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            CORE GROWTH PORTFOLIO (WITH MAX.
                                                           SALES CHARGE)|(COMMENCED OPERATIONS
                                                                    NOVEMBER 1, 1995)                   RUSSELL 3000 INDEX
                                                           -----------------------------------          ------------------
'95                                                                         9500                               10000
'96                                                                       9389.8                               10614
'97                                                                       9359.8                               12499
                                                                          8789.7                             13977.7
'98                                                                      10061.6                             16075.7
                                                                          9387.5                             17313.6

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  VERISIGN INC                            4.2
 2.  REDBACK NETWORKS INC                    3.8
 3.  Art Technology Group                    3.1
 4.  MRV Communications                      3.0
 5.  GLOBESPAN INC                           2.9
 6.  NEWPORT CORP                            2.8
 7.  EXTREME NETWORKS INC                    2.5
 8.  TEVA PHARMACEUTICALS                    2.4
 9.  VITRA TECHNOLOGY INC                    2.3
10.  Celgene Corp                            2.2

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Network Products & Services            11.3
 2.  Internet Software                      10.9
 3.  Electronics/Semiconductors              9.1
 4.  Internet & Related                      8.8
 5.  Oil, Energy, & Natural Gas              8.8

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2000

                                                    MARKET
SHARES                COMMON STOCK                  VALUE
------------------------------------------------------------
         ADVERTISING (2.0%)
3,600    *Getty Images, Inc.....................  $  133,425
  900    *Lamar Advertising Co..................      38,981
                                                  ----------
                                                     172,406
                                                  ----------
         AUDIO VIDEO (1.0%)
  900    Polycom Inc............................      84,684
                                                  ----------
         BANKING (0.5%)
1,800    Banc One Corp..........................      47,812
                                                  ----------
         BROADCAST TV & RADIO (0.7%)
  600    Univision Communications...............      62,100
                                                  ----------
         CAPACITORS (0.7%)
2,600    Kemet Corp.............................      65,162
                                                  ----------
         COMMERCIAL SERVICES (1.0%)
1,700    Convergys Corp.........................      88,187
                                                  ----------
         COMPUTER & RELATED (6.0%)
2,100    *Bea Systems Inc.......................     103,819
1,000    Brocade Communications.................     183,484
  800    Mercury Interactive Corp...............      77,400
1,200    Sandisk Corp...........................      73,425
  800    *Veritas Software Corp.................      90,413
                                                  ----------
                                                     528,541
                                                  ----------
         COMPUTER SOFTWARE (3.4%)
  800    Micromuse Inc..........................     132,388
1,200    Quest Software Inc.....................      66,450
2,200    Smartforce.............................     105,600
                                                  ----------
                                                     304,438
                                                  ----------
         DRUGS (8.0%)
3,300    Celgene Corp...........................     194,287
2,200    Incyte Genomics Inc....................      41,094
2,200    *Medicis Pharmaceutical CL A...........     125,400
1,800    *Medimmune Inc.........................     133,200
3,800    *Teva Pharmaceuticals..................     210,663
                                                  ----------
                                                     704,644
                                                  ----------
         ELECTRONICS/SEMICONDUCTORS (9.1%)
1,700    ATMI Inc...............................      79,050
1,100    Celestica Inc..........................      54,587
1,300    *Cypress Semiconductor.................      54,925
2,100    Globespan Inc..........................     256,364
  800    *QLogic Corp...........................      52,850
1,800    *TriQuint Semiconductor Inc............     172,238
1,700    Xilinx Inc.............................     140,356
                                                  ----------
                                                     810,370
                                                  ----------
         ENTERTAINMENT & LEISURE (0.7%)
2,700    *Premier Parkes Inc....................      61,425
                                                  ----------

         FIBER OPTICS (8.7%)
  800    *C-COR.net Corp........................      21,600
  500    *Cienna Corp...........................      83,344

                                                    MARKET
SHARES                COMMON STOCK                  VALUE
------------------------------------------------------------
         FIBER OPTICS, CONTINUED
1,900    Finisar Corp...........................  $   49,756
1,300    *JDS Uniphase Corp.....................     155,838
3,900    *MRV Communications Inc................     262,275
  300    SDL Inc................................      85,556
1,000    *Sycamore Networks Inc.................     110,375
                                                  ----------
                                                     768,744
                                                  ----------
         INSTRUMENTS/CONTROLS (7.8%)
2,200    Credence Systems Corp..................     121,412
2,100    Cytyc Corp.............................     112,087
3,900    *Mettler-Toledo Intl. Inc..............     156,000
1,000    *Microchip Technology..................      58,266
2,300    Newport Corp...........................     246,963
                                                  ----------
                                                     694,728
                                                  ----------
         INTERNET & RELATED (8.8%)
1,400    *Ariba Inc.............................     137,266
1,800    China.com Corp. CL A...................      36,788
3,500    *Infospace.com Inc.....................     193,375
3,000    *Rare Medium Group.....................      47,438
2,090    *Verisign Inc..........................     368,885
                                                  ----------
                                                     783,752
                                                  ----------
         INTERNET SOFTWARE (10.9%)
2,700    *Art Technology Group Inc..............     272,531
1,400    Clarent Corp...........................     100,100
1,700    *Commerce One Inc......................      77,164
3,900    Niku Corp..............................     131,625
3,400    *Vignette Corp.........................     176,853
3,400    Vitra Technology Inc...................     207,825
                                                  ----------
                                                     966,098
                                                  ----------
         NETWORK PRODUCTS & SERVICES (11.3%)
  400    *Check Point Software..................      84,700
  700    *Emulex Corp...........................      45,981
2,100    Extreme Networks Inc...................     221,550
  600    Foundry Networks Inc...................      66,300
1,000    *Juniper Networks Inc..................     145,563
1,900    *Redback Networks Inc..................     338,200
  600    Turnstone Systems......................      99,403
                                                  ----------
                                                   1,001,697
                                                  ----------
         RETAIL (2.0%)
1,000    Tiffany & Co...........................      67,500
3,000    *Zale Corp.............................     109,500
                                                  ----------
                                                     177,000
                                                  ----------
         OIL, ENERGY & NATURAL GAS (8.8%)
1,000    Baker Hughes Inc.......................      32,000
1,400    BJ Services Co.........................      87,500
2,400    Cooper Cameron Corp....................     158,400
2,500    Diamond Offshore Drilling Inc..........      87,813
4,400    Ensco International....................     157,575
2,600    EOG Resources Inc......................      87,100

                                                                     (continued)

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2000

                                                    MARKET
SHARES                COMMON STOCK                  VALUE
------------------------------------------------------------
1,300    Global Marine..........................  $   76,106
2,700    Santa Fe International.................      94,331
                                                  ----------
                                                     780,825
                                                  ----------
         TELECOMMUNICATIONS & WIRELESS (6.1%)
1,400    Advanced Fibre Communications..........      63,436
  600    Audicodes Ltd..........................      72,000
1,200    *Ditech Communications Corp............     113,475
  500    Natural MicroSystems...................      56,219
1,300    Netro Corp.............................      74,588
  700    Sonus Networks Inc.....................     110,513
1,100    Tekelec................................      53,007
                                                  ----------
                                                     543,238
                                                  ----------
         TOTAL COMMON STOCK (97.5%)
          (COST $6,418,017).....................  $8,645,851
                                                  ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (2.7%)
$239,000   Firstar Bank 4.25% due 07/03/00
            repurchase price $239,083
            collateralized by GNMA certificates
            pool # 837 due 02-20-24
            (cost $239,000)......................  $  239,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (2.7%)
            (COST $239,000)......................  $  239,000
                                                   ----------
           TOTAL HOLDINGS (100.2%)
            (COST $6,657,017)(a).................  $8,884,851
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-0.2%)..............................     (14,191)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $8,870,660
                                                   ==========

---------------

 * Non income producing security.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2000

Assets:
  Investments in securities at market value
    (note 1) (Cost $6,657,017)...............  $8,884,851
  Cash in bank...............................         546
  Receivable for securities sold.............     201,190
  Dividends & accrued interest receivable....       2,119
  Other......................................       3,687
                                               ----------
    Total assets.............................   9,092,393
                                               ----------
Liabilities:
  Payable for fund shares redeemed...........       2,000
  Payable for securities purchased...........     205,594
  Payable for investment management services
    (note 3).................................       6,226
  Accrued 12b-1 fees (note 6)................       4,441
  Other accrued expenses.....................       3,472
                                               ----------
    Total liabilities........................     221,733
                                               ----------
Net assets at market value...................  $8,870,660
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      427
  Paid-in capital in excess of par value.....   4,290,170
  Accumulated net realized gain on
    investments..............................   2,352,229
  Net unrealized appreciation on
    investments..............................   2,227,834
                                               ----------
Net assets at market value...................  $8,870,660
                                               ==========
Shares outstanding...........................     426,922
Net asset value per share....................  $    20.78
                                               ==========
Maximum offering price per share
  ($20.78/95%)...............................  $    21.87
                                               ==========

 STATEMENT OF OPERATIONS

                                                For the Year Ended June 30, 2000

Investment income:
  Interest...................................  $    6,238
  Dividends..................................       5,602
                                               ----------
    Total investment income..................      11,840
                                               ----------
Expenses:
  Management fees (note 3)...................      62,935
  12b-1 fees (note 6)........................      16,562
  Custodian fees (note 3)....................       4,950
  Directors' fees (note 3)...................       1,212
  Professional fees..........................       3,572
  Transfer agent & accounting fees...........      33,669
  Filing fees................................       4,991
  Printing, proxy and postage fees...........       1,758
  Other......................................         205
                                               ----------
    Total expenses...........................     129,854
                                               ----------
    Net investment loss......................    (118,014)
                                               ----------
Realized & unrealized gain on investments:
  Net realized gain from investments.........   3,659,823
  Net increase in unrealized appreciation on
    investments..............................   1,057,317
                                               ----------
    Net gain on investments..................   4,717,140
                                               ----------
    Net increase in net assets from
      operations.............................  $4,599,126
                                               ==========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEARS ENDED JUNE 30,
                                                              --------------------------
                                                                 2000           1999
                                                              -----------    -----------
From operations:
  Net investment loss.......................................  $  (118,014)   $   (78,400)
  Realized gain on investments..............................    3,659,823        484,943
  Unrealized gain on investments............................    1,057,317        118,174
                                                              -----------    -----------
      Net increase in assets from operations................    4,599,126        524,717
                                                              -----------    -----------
Dividend and distribution to shareholders:
  Capital gains distributions...............................   (1,154,380)             0
                                                              -----------    -----------
From capital share transactions (note 4):
  Received from shares sold.................................      966,087        692,176
  Received from dividends reinvested........................      379,135              0
  Paid for shares redeemed..................................     (474,588)    (1,983,265)
                                                              -----------    -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      870,634     (1,291,089)
                                                              -----------    -----------
         Increase (decrease) in net assets..................    4,315,380       (766,372)
Net Assets:
  Beginning of period.......................................    4,555,280      5,321,652
                                                              -----------    -----------
  End of period.............................................  $ 8,870,660    $ 4,555,280
                                                              ===========    ===========

 FINANCIAL HIGHLIGHTS

                                                                  YEARS ENDED JUNE 30,         NOVEMBER 1, 1996
                                                              ----------------------------            TO
                                                               2000       1999       1998       JUNE 30, 1997
                                                              ------     ------     ------     ----------------
Per share data:
Net asset value, beginning of period........................  $12.13     $10.60     $ 9.86          $10.00
Income (loss) from investment operations:
  Net investment loss.......................................   (0.30)     (0.18)     (0.16)          (0.08)
  Net realized & unrealized gain (loss) on investments......   11.86       1.71       0.90           (0.06)
                                                              ------     ------     ------          ------
    Total income (loss) from investment operations..........   11.56       1.53       0.74           (0.14)
                                                              ------     ------     ------          ------
Less distributions:
  Distributions from net realized capital gains.............   (2.91)      0.00       0.00            0.00
                                                              ------     ------     ------          ------
Net asset value, end of period..............................  $20.78     $12.13     $10.60          $ 9.86
                                                              ======     ======     ======          ======
Total return................................................  102.02%     14.43%      7.51%          (1.40)%(b)
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................    2.00%      1.98%      2.06%           1.35% (a)
  Net investment loss.......................................   (1.82)%    (1.81)%    (1.65)%         (0.87)%(a)
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    2.00%      2.42%      2.12%           1.40% (a)
Portfolio turnover rate.....................................     247%       148%       116%             80%
Net assets at end of period (millions)......................  $  8.9     $  4.6     $  5.3          $  5.5

---------------

(a) Annualized

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Core Growth Portfolio, but it may cease that waiver, in whole or in part, without prior written notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 PERFORMANCE AS OF JUNE 30, 2000

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
Since inception
  (12/15/99)                 3.49%          (3.61)%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

The second quarter of 2000 was a difficult one for the U.S. equity markets. Strong economic growth continued to cause the markets to be concerned about aggressive Fed tightening, which the Fed delivered on May 16. Despite the 2.7% decline in the S&P 500 index in the second quarter and relatively flat performance year to date, the S&P 500 index generated a 7.25% total return year over year. With S&P 500 earnings continuing to grow but returns negative in the latest quarter and year to date, the entire decline is attributable to P/E compression. Forward earnings by companies in the S&P 500 grew by 14% year over year, which we believe will result in improved performance in the second half of 2000 and into fiscal year 2001.

Company contribution to the S&P 500 index performance continued to narrow. Year over year, only five of the S&P 500 companies needed to be held according to their weights to match the index returns. The other 495 companies cancelled each other out in terms of performance contribution. Four of those five companies - Intel, Cisco, Oracle, and Nortel - are technology companies and they contributed 88% of the index return. Technology was again the best performing sector year over year with a return of 45%. However, we are committed to maintaining a diversified portfolio so fund shareholders will benefit from a variety of market conditions.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                       S&P 500 INDEX                      S&P 500 INDEX
                                                                       -------------                      -------------
'99                                                                          9500                              10000
                                                                          10060.5                              10400
'00                                                                        9831.1                            10355.3

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.
 TOP 10 STOCKS AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Intel Corp                              4.1
 2.  S&P 500 Depositary                      3.8
 3.  Microsoft Corp                          2.9
 4.  Cisco Systems Inc                       2.9
 5.  Dell Computer Corp                      2.7
 6.  American Express Co                     2.5
 7.  SBC Communications                      2.5
 8.  General Electric Co                     2.3
 9.  Intl Business Mach                      2.2
10.  Johnson & Johnson                       2.0

 TOP 5 INDUSTRIES AS OF JUNE 30, 2000

                                       % of Net Assets
 1.  Computer & Related                      7.7
 2.  Computer Software                       5.6
 3.  Electronics/Semiconductors              5.2
 4.  Financial Services                      4.4
 5.  Medical & Related                       4.4

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2000

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           AEROSPACE (0.6%)
     800   Boeing Co.............................  $   33,450
                                                   ----------
           AUTOMOTIVE & RELATED (0.6%)
     700   Ford Motor Corp. .....................      30,100
      91   Visteon Corp. ........................       1,111
                                                   ----------
                                                       31,211
                                                   ----------
           BANKING (3.6%)
   1,700   Bank One Corp. .......................      45,156
   2,100   Chase Manhattan.......................      96,731
   1,700   Fleet Boston Financial Corp. .........      57,800
                                                   ----------
                                                      199,687
                                                   ----------
           CHEMICALS (0.4%)
     500   Du Pont (E.I.) De Nemours.............      21,875
                                                   ----------
           COMMUNICATIONS (3.6%)
   1,000   *Qualcomm Inc. .......................      60,000
   3,200   SBC Communications Inc. ..............     138,400
                                                   ----------
                                                      198,400
                                                   ----------
           COMPUTER & RELATED (7.7%)
   2,500   *Cisco Systems Inc. ..................     158,906
   3,000   *Dell Computer Corp. .................     147,938
   1,100   Intl. Business Machines                    120,519
                                                   ----------
                                                      427,363
                                                   ----------
           COMPUTER SOFTWARE (5.6%)
   1,000   Computer Associates Intl. Inc.........      51,188
   2,000   *Microsoft Corp. .....................     160,000
   1,200   *Oracle Corp..........................     100,875
                                                   ----------
                                                      312,063
                                                   ----------
           CONSUMER PRODUCTS (1.1%)
     800   Philip Morris Co Inc. ................      21,250
     700   Procter & Gamble Co. .................      40,075
                                                   ----------
                                                       61,325
                                                   ----------
           DRUGS (2.1%)
   1,375   Pfizer Inc. ..........................      66,000
   1,000   Pharmacia Corp. ......................      51,687
                                                   ----------
                                                      117,687
                                                   ----------
           ELECTRICAL EQUIPMENT (4.2%)
   1,800   Edison Intl...........................      36,900
     550   Emerson Electric Co. .................      33,206
   2,400   General Electric Co. .................     127,200
   1,800   Thomas & Betts Corp. .................      34,425
                                                   ----------
                                                      231,731
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (5.2%)
     300   *Applied Materials Inc. ..............      58,906
   1,700   Intel Corp. ..........................     227,269
                                                   ----------
                                                      286,175
                                                   ----------

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           ENTERTAINMENT & LEISURE (1.5%)
   2,200   The Walt Disney Co. ..................  $   85,388
                                                   ----------
           FINANCIAL SERVICES (4.4%)
   2,700   American Express Co. .................     140,738
   1,200   Associates First Capital Corp. .......      26,775
     500   Citigroup Inc. .......................      30,125
     500   Lehman Bros. Holdings Inc. ...........      47,281
                                                   ----------
                                                      244,919
                                                   ----------
           FOOD & RELATED (2.2%)
     500   Campbell Soup Co. ....................      14,562
   1,000   Coca-Cola Co. ........................      57,437
     800   *Kroger Co. ..........................      17,650
   1,500   Sara Lee Corp. .......................      28,969
                                                   ----------
                                                      118,618
                                                   ----------
           HEALTH CARE PRODUCTS (2.0%)
   1,100   Johnson & Johnson.....................     112,063
                                                   ----------
           INSURANCE SERVICES (1.1%)
     500   American Intl. Group..................      58,750
                                                   ----------
           INTERNET SOFTWARE (0.5%)
     500   *America Online Inc. .................      26,375
                                                   ----------
           MANUFACTURING (1.9%)
   2,200   Tyco Intl. Ltd........................     104,225
                                                   ----------
           MEDICAL & RELATED (4.4%)
     600   *Amgen Inc. ..........................      42,150
   1,800   *Boston Scientific Corp. .............      39,487
   1,100   Merck & Co. Inc. .....................      84,288
   1,500   Schering-Plough Corp. ................      75,750
                                                   ----------
                                                      241,675
                                                   ----------
           OFFICE EQUIPMENT (0.1%)
     300   Xerox Co. ............................       6,225
                                                   ----------
           OIL, ENERGY & NATURAL GAS (3.5%)
     800   Exxon Mobil Corp. ....................      62,800
   1,700   Royal Dutch Petroleum.................     104,656
   1,000   USX-Marathon Group....................      25,062
                                                   ----------
                                                      192,518
                                                   ----------
           RETAIL (2.8%)
     300   GAP Inc. .............................       9,375
   1,200   Home Depot Inc. ......................      59,925
   1,300   Target Corp. .........................      75,400
     200   Wal Mart Stores.......................      11,525
                                                   ----------
                                                      156,225
                                                   ----------
           RESTAURANTS (0.4%)
     700   McDonalds Corp. ......................      23,056
                                                   ----------
           TELECOMMUNICATIONS EQUIPMENT (3.5%)
   1,900   AT&T Corp. ...........................      60,087
     500   Lucent Technologies Inc. .............      29,625

                                                                     (continued)

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2000

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           TELECOMMUNICATIONS EQUIPMENT, CONTINUED
   1,250   MCI Worldcom Inc. ....................  $   57,344
     700   Nortel Networks Corp. ................      47,775
                                                   ----------
                                                      194,831
                                                   ----------
           TOTAL COMMON STOCK (63.0%) (COST
            $3,381,678)..........................  $3,485,835
                                                   ----------

                                                   MARKET
 SHARES           DEPOSITORY RECEIPTS              VALUE
-----------------------------------------------------------
1,465     S&P 500 Depository Receipt.........    $212,837
                                                 ----------
          TOTAL DEPOSITORY RECEIPTS (3.8%)
           (COST $214,146)...................    $212,837
                                                 ----------

  FACE                                              MARKET
 AMOUNT             SHORT-TERM NOTES                VALUE
------------------------------------------------------------
           AUTOMOTIVE & RELATED (4.9%)
$274,000   Daimler Chrysler N.A. 6.54%
            07/12/00..........................    $  273,453
                                                  ----------
           FINANCIAL SERVICES (6.3%)
 208,000   Associates Corp. 6.540% 07/03/00...       207,924
 142,000   Heller Financial 6.650% 07/11/00...       141,738
                                                  ----------
                                                     349,662
                                                  ----------
           INSURANCE SERVICES (2.7%)
 150,000   Prudential Funding 6.630%
            07/07/00..........................       149,834
                                                  ----------

  FACE                                              MARKET
 AMOUNT             SHORT-TERM NOTES                VALUE
------------------------------------------------------------
           MACHINERY (2.7%)
$147,000   John Deere Capital Corp. 6.650%
            07/05/00..........................    $  146,891
                                                  ----------
           OIL (2.3%)
 129,000   Texaco 6.540% 07/06/00.............       128,883
                                                  ----------
           RETAIL (4.5%)
 249,000   Sears Roebuck Acceptance Corp.
            6.850% 7/10/00....................       248,574
                                                  ----------
           TOTAL SHORT-TERM NOTES (23.4%)
            (COST $1,297,297)(a)..............    $1,297,297
                                                  ----------
           TOTAL HOLDINGS (90.2%) (COST
            $4,893,121)(b)....................    $4,995,969
                                                  ----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (9.8%)................       543,254
                                                  ----------
           TOTAL NET ASSETS (100.0%)..........    $5,539,223
                                                  ==========

---------------

*  Non income producing security.
(a) The short-term notes are pledged as collateral for the S&P 500 Futures Contracts.

(b) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO(a)

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2000

Assets:
  Investments in securities at market value
    (note 1) (Cost $4,893,121)...............  $4,995,969
  Cash in bank...............................         731
  Receivable for securities sold.............      61,700
  Variation margins on future contracts (note
    1).......................................     498,509
  Dividends & accrued interest receivable....       4,509
                                               ----------
    Total assets.............................   5,561,418
                                               ----------
Liabilities:
  Payable for investment management services
    (note 3).................................       1,272
  Accrued 12b-1 fees (note 6)................       3,419
  Other accrued expenses.....................       8,882
  Dividends payable..........................       8,622
                                               ----------
    Total liabilities........................      22,195
                                               ----------
Net assets at market value...................  $5,539,223
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      537
  Paid-in capital in excess of par value.....   5,376,783
  Accumulated net realized gain on
    investments..............................      94,939
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1).....................     102,848
    Futures contracts (note 1)...............     (36,500)
  Undistributed net investment income........         616
                                               ----------
Net assets at market value...................  $5,539,223
                                               ==========
Shares outstanding...........................     536,968
Net asset value per share....................  $    10.32
                                               ==========
Maximum offering price per share
  ($10.32/95%)...............................  $    10.86
                                               ==========

 STATEMENT OF OPERATIONS

                               For the period December 15, 1999 to June 30, 2000

Investment income:
  Interest....................................  $  43,740
  Dividends...................................     19,079
                                                ---------
    Total investment income...................     62,819
                                                ---------
Expenses:
  Management fees (note 3)....................     11,760
  12b-1 fees (note 6).........................      7,350
  Custodian fees (note 3).....................      2,816
  Directors' fees (note 3)....................      1,216
  Professional fees...........................      3,944
  Transfer agent & accounting fees............     15,594
  Filing fees.................................      1,628
  Printing, proxy and postage fees............      2,429
  Other.......................................        218
                                                ---------
    Total expenses............................     46,955
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................       (553)
                                                ---------
    Net expenses..............................     46,402
                                                ---------
    Net investment income.....................     16,417
                                                ---------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain on investments............     94,939
  Net increase (decrease) in unrealized
    appreciation on:
      Investments.............................    102,848
      Futures contracts.......................    (36,500)
                                                ---------
      Net gain on investments.................    161,287
                                                ---------
      Net increase in net assets from
         operations...........................  $ 177,704
                                                =========

---------------

(a) Commenced operations December 15, 1999.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO(d)

 STATEMENT OF CHANGES IN NET ASSETS

                                                                DECEMBER 15, 1999
                                                                       TO
                                                                  JUNE 30, 2000
                                                                -----------------
From operations:
  Net investment income.....................................       $   16,417
  Realized gain on investments..............................           94,939
  Unrealized gain on investments and futures contracts......           66,348
                                                                   ----------
      Net increase in assets from operations................          177,704
                                                                   ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................          (15,801)
                                                                   ----------
From capital share transactions (note 4):
  Received from shares sold.................................        5,476,759
  Received from dividends reinvested........................              815
  Paid for shares redeemed..................................         (100,254)
                                                                   ----------
  Increase in net assets derived from capital share
    transactions............................................        5,377,320
                                                                   ----------
         Increase in net assets.............................        5,539,223
Net Assets:
  Beginning of period.......................................                0
                                                                   ----------
  End of period.............................................       $5,539,223
                                                                   ==========
  Includes undistributed net investment income of...........       $      615
                                                                   ==========

 FINANCIAL HIGHLIGHTS

                                                                DECEMBER 15, 1999
                                                                       TO
                                                                  JUNE 30, 2000
                                                                -----------------
Per share data:
Net asset value, beginning of period........................         $10.00
Income from investment operations:
  Net investment income.....................................           0.03
  Net realized and unrealized gain on investment and futures
    contracts...............................................           0.32
                                                                     ------
    Total income from investment operations.................           0.35
                                                                     ------
Less distributions:
  Net investment income.....................................          (0.03)
                                                                     ------
Net asset value, end of period..............................         $10.32
                                                                     ======
Total return................................................           3.49%(b)
Ratios and supplemental data:
Ratios net of fees reimbursed by advisor(c):
  Expenses..................................................           1.59%(a)
  Net investment income.....................................           0.56%(a)
Ratio assuming no fees waived or reimbursed by advisor:
  Expenses..................................................           1.61%(a)
Portfolio turnover rate.....................................            247%
Net assets at end of period (millions)......................         $  5.5

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the S&P Index Portfolio, but it may cease that waiver, in whole or in part, without prior written notice.
(d) Commenced operations December 15, 1999.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.                                                     June 30, 2000
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

   ONE Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund is a series investment company which consists of eight separate investment portfolios that seek the following investment objectives:

   - Money Market Portfolio -- current income consistent with preservation of capital and liquidity.

   - Income Portfolio -- high current income. Preservation of capital is a secondary objective.

   - Income & Growth Portfolio -- moderate income with the potential for increasing income over time. Growth of capital is also a primary objective.

   - Growth Portfolio -- long-term capital growth.

   - Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Core Growth Portfolio -- long-term capital appreciation.

   - S&P 500 Index Portfolio -- Total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.

   There are no assurances these objectives will be met.

   The following is a summary of significant accounting policies:

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. Premiums and discounts are amortized on a straight-line basis. For the Money Market and Income portfolios, all of the undistributed net income is accrued as daily dividends to shareholders of record immediately before each computation of the net asset value of these portfolios. Dividends (representing net investment income) will normally be paid monthly to the shareholders of these three portfolios. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Accumulated net realized capital gains are distributed to shareholders at least once a year.

   For all but the Money Market portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price at 4:00 p.m. eastern time. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of valuation.

   Foreign currency exchange rates are generally determined prior to 4:00 p.m. eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International Portfolio, would not be reflected in the computation of the portfolios' net asset values. If events materially affecting the value of such securities or currency exchange rates occurred during such time period,

                                                                     (continued)

ONE FUND, INC.                                                     June 30, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   Each portfolio (other than the Money Market Portfolio) may, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

   The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

   Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

   The S&P 500 Index Portfolio currently holds investments in S&P 500 Index Futures Contracts. The contracts in the S&P 500 Index Portfolio are fully collateralized with commercial paper, cash on deposit with broker and receivable for securities sold. The futures contracts in the S&P 500 Index Portfolio at June 30, 2000 are as follows:

                                          EXPIRATION   UNDERLYING FACE   UNDERLYING    CASH DEPOSITED AS
   PORTFOLIO          PURCHASED              DATE      AMOUNT AT VALUE   GAIN/LOSS    MARGIN REQUIREMENTS
   ---------          ---------           ----------   ---------------   ----------   -------------------
    S&P 500   5 S&P 500 Index Contracts    Sept '00       1,871,625       ($36,500)        157,032

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of the International Portfolio in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the first-in, first-out method.

   The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International Portfolio are translated into U.S. dollars on the following basis:

      (1) market value of investments, other assets and liabilities -- at exchange rates prevailing at the end of the period.

      (2) purchases and sales of investments, income and expenses -- at the rates of exchange prevailing on the respective dates of such transaction.

                                                                     (continued)

ONE FUND, INC.                                                     June 30, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Although the net assets and the market value of the International Portfolio is presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to federal income tax regulations.

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. government.

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassification was made in the International Portfolio: accumulated net investment loss has been decreased by $806,379 resulting in a reclassification adjustment to decrease Paid-in capital in excess of par value by $806,379. On the statement of assets and liabilities, as a result of temporary book-to-tax differences, accumulated undistributed net realized gain on investments was increased by $16,675 resulting in a reclassification adjustment to Paid-in capital in excess of par of $16,675 for the Core Growth Portfolio. These reclassifications had no effect on net assets or net asset values per share.

   For federal income tax purposes, the Small Cap Portfolio had net capital losses of $128,597 at June 30, 2000. In addition, the Income Portfolio had a capital loss carryover at June 30, 2000. If not offset by subsequent capital gains, $23,310 will expire June 30, 2001 in the Income Portfolio, and $804,516 and $128,597 will expire June 30, 2004 and June 30, 2005 respectively, in the Small Cap Portfolio. The Board of Directors does not intend to authorize a distribution of any net realized gain for the portfolios until the capital loss carryovers have been offset or expire.

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for federal income taxes has been made.

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributable to a portfolio are allocated on the basis of relative net assets.

   The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                                                     (continued)

ONE FUND, INC.                                                     June 30, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The gross unrealized appreciation and depreciation on investments in each portfolio as of June 30, 2000 were as follows:

                                                                        PORTFOLIO
                                   ------------------------------------------------------------------------------------
                                              INCOME &                  SMALL        INTER-        CORE       S&P 500
                                    INCOME     GROWTH      GROWTH        CAP        NATIONAL      GROWTH       INDEX
                                   --------   ---------   ---------   ---------    ----------   ----------   ----------
Gross unrealized:
  Appreciation...................    20,728   3,654,082   5,270,713   1,152,344     2,276,173    2,714,619      418,311
  Depreciation...................  (304,459)   (490,394)   (232,557)   (293,819)     (418,541)    (486,785)    (315,462)
Net unrealized:
  Appreciation...................         0   3,163,688   5,038,156     858,525     1,857,631    2,227,834      102,848
  Depreciation...................  (283,731)          0           0           0             0            0            0

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) from July 1, 1999 to June 30, 2000 were as follows:

                                              INCOME &                  SMALL        INTER-        CORE
                                    INCOME     GROWTH      GROWTH        CAP        NATIONAL      GROWTH      S&P 500
                                    -------   ---------   ---------   ---------    ----------   ----------   ---------
Stocks & Bonds:
  Purchases.......................  547,242   7,654,126   7,083,823   3,789,550    27,659,266   15,780,785   4,091,351
  Sales...........................  751,190   9,883,645   8,958,942   3,631,173    25,962,544   16,400,692     555,573
U.S. Govt. Obligations:
  Purchases.......................       --          --          --          --            --           --          --
  Sales...........................       --          --          --          --            --           --          --

(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI"), a wholly owned subsidiary of ONLIC, under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. Prior to May 1, 1996, O.N. Investment Management Company served as the Fund's investment advisor. As compensation for its services, the Fund pays ONI a fee based on the average daily net asset value of each portfolio's assets.

   For assets held in the Money Market, Income, Income & Growth, Growth, Small Cap, and S&P 500 Index Portfolios, the fees are as follows:

                                                                               PORTFOLIO
                                                   -----------------------------------------------------------------
                                                    MONEY              INCOME &                  SMALL      S&P 500
                                                   MARKET    INCOME     GROWTH      GROWTH        CAP        INDEX
                                                   -------   -------   ---------   ---------   ---------   ---------
First $100 mil...................................    0.30%     0.50%       0.50%       0.50%       0.65%       0.40%
Next $150 mil....................................    0.25%     0.40%       0.40%       0.40%       0.55%       0.40%
Over $250 mil....................................    0.20%     0.30%       0.30%       0.30%       0.45%       0.40%

   For the International Portfolio, ONI is paid a fee at an annual rate of 0.90% of each Portfolios' average daily net asset values. After January 1,1999, the advisor began waiving any fees in excess of 0.85% in the International Portfolio. ONI pays Federated Investment Counseling ("FIC") fees at an annual rate of 0.40% of the fist $200 million and 0.35% of average net assets in excess of $200 million of International Portfolio pursuant to a sub-advisory agreement between ONI and FIC dated January 1, 1999. For the Core Growth Portfolio, ONI is paid a fee at an annual rate of 0.95% of the portfolio's average daily net asset value. ONI then pays Pilgrim Baxter & Associates
   (PBA) a fee at an annual rate of 0.65% of the average daily net asset value of the first $50 million of Portfolio assets, 0.60% of the next $100 million and 0.50% of portfolio assets in excess of $150 million for directing the investment and reinvestment of the portfolio's assets pursuant to a sub-advisory agreement between ONI and PBA dated November 1, 1996.

                                                                     (continued)

ONE FUND, INC.                                                     June 30, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   ONI is presently waiving management fees equal to 0.15% of average net assets for certain portfolios. Management fees waived by ONI for the year ended June 30, 2000 were $24,374, $9,408, $18,889, $16,917 and $5,569 for the Money
   Market, Income, Income & Growth, Growth and Small Cap Portfolios, respectively. Under the agreement between the Fund and ONI, ONI has agreed to reimburse the portfolios for expenses, other than advisory fees, 12b-1 fees, taxes and interest, in excess of 1% of their average daily net assets. For the year ended June 30, 2000, the reimbursement was $9,818, and $45,937 for the Small Cap and International Portfolios, respectively.

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $850 plus $200 for each meeting attended.

   The Fund's transfer agent and dividend-paying agent is American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. The Fund's custodian for those portfolios other than the International Portfolio is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio. The custodian for the International Portfolio is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Firstar Bank and State Street Bank-Kansas City enter into subcustodial agreements, subject to approval by the Board of Directors.

   Certain directors and officers of the Fund are also directors and officers of ONI and ONLIC.

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the years ended June 30, 2000 and 1999 were as follows:

                                                      MONEY MARKET                  INCOME                 INCOME & GROWTH
                                                 -----------------------    -----------------------    -----------------------
                                                 YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                  6-30-00      6-30-99       6-30-00      6-30-99       6-30-00      6-30-99
                                                 ----------   ----------    ----------   ----------    ----------   ----------
Capital shares issued on sales.................  15,978,796   21,575,304       1,659       32,840        61,114      118,333
Capital shares issued in merger................           0            0     658,001            0             0            0
Capital shares issued on reinvested
  dividends....................................     522,996      485,752       6,953        6,655        58,543       38,380
Capital shares redeemed........................  18,332,581   21,656,382     696,044       75,391       156,546      312,346

                                                         GROWTH                    SMALL CAP                INTERNATIONAL
                                                 -----------------------    -----------------------    -----------------------
                                                 YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                  6-30-00      6-30-99       6-30-00      6-30-99       6-30-00      6-30-99
                                                 ----------   ----------    ----------   ----------    ----------   ----------
Capital shares issued on sales.................      39,030       84,824      38,683       41,741        64,839       47,020
Capital shares issued in merger................           0            0           0            0       278,375            0
Capital shares issued on reinvested
  dividends....................................      35,660       37,590           0       12,745             0       23,927
Capital shares redeemed........................     110,767      246,309      54,151      135,052       172,374      561,187

                                                                               S&P 500 INDEX
                                                     CORE GROWTH           ----------------------
                                               ------------------------    12-15-99
                                               YEAR ENDED    YEAR ENDED       TO       YEAR ENDED
                                                6-30-00       6-30-99      6-30-00      6-30-99
                                               ----------    ----------    --------    ----------
Capital shares issued on sales...............    60,671        78,273      546,501         NA
Capital shares issued on reinvested
  dividends..................................    22,554             0           79         NA
Capital shares redeemed......................    31,881       204,796        9,612         NA

   Sales charges imposed on capital shares sold by Ohio National Equities, Inc.
   (ONEQ), the Fund's principal underwriter, a wholly-owned subsidiary of ONLIC, for the year ended June 30, 2000 were approximately $679, $23,230, $16,812, $6,840, $13,285, $9,870 and $4,185 for the Income, Income & Growth, Growth, Small Cap, International, Core Growth, and S&P 500 Index Portfolios, respectively.

                                                                     (continued)

ONE FUND, INC.                                                     June 30, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Fund is authorized to issue 10 billion of its capital shares. The Money Market Portfolio has been allocated 200 million shares and the other seven portfolios have been allocated 100 million shares each. The remaining shares have not been allocated.

(5) COMMITMENTS

   The International Portfolio enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

   As of June 30, 2000, the International Portfolio had entered into forward currency contracts, as set forth below summarized by currency:

                            INTERNATIONAL PORTFOLIO

  SETTLEMENT    CURRENCY TO BE DELIVERED     U.S. $     CURRENCY TO BE RECEIVED      U.S. $       UNREALIZED
    DATES      --------------------------   VALUE AT   --------------------------   VALUE AT   -----------------
   THROUGH       AMOUNT         TYPE        06/30/00     AMOUNT         TYPE        06/30/00    GAIN      LOSS
  ----------   ----------   -------------   --------   ----------   -------------   --------   ------   --------
  10/05/01        388,000    New Zealand    $182,185      186,046    U.S. Dollar    $186,046   $3,861         --
  10/05/01        206,455    U.S. Dollar     206,455      388,000    New Zealand     182,185       --   $(24,270)
  11/13/00     11,720,000   Japanese Yen     113,057      109,810    U.S. Dollar     109,810       --     (3,247)
  11/13/00        112,909    U.S. Dollar     112,909   11,720,000   Japanese Yen     113,057      148         --
                                            --------                                --------   ------   --------
                                            $614,606                                $591,098   $4,009   $(27,517)
                                            ========                                ========   ======   ========

(6) DISTRIBUTION PLAN

   The Fund has a distribution agreement (12b-1 Plan) with ONEQ under the terms of which the Fund pays a fee for shareholder service and sales of Fund shares based on the average daily net assets of the portfolio. For those assets not in the Money Market Portfolio, the fee is at an annual rate of 0.25% of average net assets and can increase to 0.30% for sales representatives who service $5 million or more of Fund shares. The fee for the Money Market Portfolio is 0.15% of average net assets and can increase to a maximum of 0.17% for the aforementioned servicing level.

(7) PORTFOLIO MERGERS

   Shareholders of the Global Contrarian Portfolio became shareholders of the International Portfolio upon consummation of the planned reorganization on November 3, 1999. The assets and liabilities of the Global Contrarian Portfolio were transferred to the International Portfolio.

                                                                        BEFORE MERGER               AFTER MERGER
                                                              ----------------------------------    -------------
                                                              GLOBAL CONTRARIAN    INTERNATIONAL    INTERNATIONAL
                                                                  PORTFOLIO          PORTFOLIO        PORTFOLIO
                                                              -----------------    -------------    -------------
Shares......................................................        378,510            558,191           836,566
Net Assets..................................................     $3,615,625         $7,250,029       $10,865,654
Net Asset Value.............................................     $     9.55         $    12.99       $     12.99
Unrealized Appreciation.....................................     $  751,181         $1,450,426       $ 2,201,607

                                                                     (continued)

ONE FUND, INC.                                                     June 30, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Shareholders of the Tax-Free Income Portfolio became shareholders of the Income Portfolio upon consummation of the planned reorganization on December 3, 1999. The assets and liabilities of the Tax-Free Income Portfolio were transferred to the Income Portfolio.

                                                                      BEFORE MERGER            AFTER MERGER
                                                              -----------------------------    ------------
                                                              TAX-FREE INCOME      INCOME         INCOME
                                                                 PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                              ---------------    ----------    ------------
Shares......................................................       612,730          638,204        658,011
Net Assets..................................................    $6,231,363       $6,046,755    $12,278,118
Net Asset Value.............................................    $    10.17       $     9.47    $      9.47
Unrealized Appreciation.....................................    $  751,181       $1,450,426    $ 2,201,607

   The reorganized International and Income Portfolios retained their respective investment objectives and financial history.

                                                                     (continued)

ONE FUND, INC.

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
ONE Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of ONE Fund, Inc. (comprised of Money Market, Income, Income and Growth, Growth, Small Cap, International, Core Growth and S&P 500 Index Portfolios, collectively the ONE Fund), including the schedules of portfolio investments, as of June 30, 2000, and the related statements of operations for the periods indicated herein, and the statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of ONE Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 2000, by examination, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the ONE Fund, Inc. as of June 30, 2000, the results of their operations for the periods indicated herein, and the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
August 16, 2000

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ONE Fund, Inc.
Post Office Box 371
Cincinnati, Ohio 45201

Form 5837  Rev. 8/00